                                  TUMBLEWEED, LLC

                                 FRANCHISE AGREEMENT

                                   TUMBLEWEED, LLC
                                 FRANCHISE AGREEMENT

                                  TABLE OF CONTENTS


SECTION                                                                     PAGE

1.   PREAMBLES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

2.   CERTAIN DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . .   1

3.   GRANT OF FRANCHISE. . . . . . . . . . . . . . . . . . . . . . . . . . .   5
     A.   GRANT OF FRANCHISE.. . . . . . . . . . . . . . . . . . . . . . . .   5
     B.   MINIMUM NET WORTH. . . . . . . . . . . . . . . . . . . . . . . . .   5
          C.   TERM AND RENEWAL. . . . . . . . . . . . . . . . . . . . . . .   5
     D.   EXCLUSIVITY. . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
          E.   RIGHTS RETAINED BY TUMBLEWEED.. . . . . . . . . . . . . . . .   7

4.   DUTIES OF TUMBLEWEED. . . . . . . . . . . . . . . . . . . . . . . . . .   7
     A.   EQUIPMENT SPECIFICATIONS . . . . . . . . . . . . . . . . . . . . .   7
     B.   DESIGN SPECIFICATIONS. . . . . . . . . . . . . . . . . . . . . . .   7
     C.   MANUAL/APPROVED SUPPLIER LISTS . . . . . . . . . . . . . . . . . .   7
     D.   SALES REPORTING SYSTEM . . . . . . . . . . . . . . . . . . . . . .   8
     E.   PROTECTION OF MARKS. . . . . . . . . . . . . . . . . . . . . . . .   8
     F.   OPENING ASSISTANCE . . . . . . . . . . . . . . . . . . . . . . . .   8
     G.   INSPECTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
          H.   ADVICE REGARDING MODIFICATIONS. . . . . . . . . . . . . . . .   8
     I.   TRAINING . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
     J.   ADDITIONAL TRAINING. . . . . . . . . . . . . . . . . . . . . . . .   9
     K.   CONTINUING ASSISTANCE AND RESEARCH . . . . . . . . . . . . . . . .   9

5.   DUTIES OF FRANCHISEE. . . . . . . . . . . . . . . . . . . . . . . . . .   9
     A.   INITIAL FRANCHISE FEE. . . . . . . . . . . . . . . . . . . . . . .   9
     B.   MONTHLY REPORT, ROYALTY AND
          DIRECT DEBIT AUTHORIZATION . . . . . . . . . . . . . . . . . . . .   9
     C.   INTEREST . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
          D.   SITE SELECTION AND LEASE. . . . . . . . . . . . . . . . . . .  11
     E.   RESTAURANT DEVELOPMENT . . . . . . . . . . . . . . . . . . . . . .  12
     F.   RESTAURANT OPENING . . . . . . . . . . . . . . . . . . . . . . . .  13
     G.   SIGNS AND NAMES. . . . . . . . . . . . . . . . . . . . . . . . . .  14
     H.   EQUIPMENT, FIXTURES, FURNISHINGS . . . . . . . . . . . . . . . . .  14
          I.   RESTAURANT PRODUCTS AND SERVICES. . . . . . . . . . . . . . .  14

SECTION                                                                     PAGE

     J.   APPROVED PRODUCTS, DISTRIBUTORS AND SUPPLIERS. . . . . . . . . . .  15
     K.   INSPECTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
     L.   MANUAL, SPECIFICATIONS, STANDARDS AND PROCEDURES . . . . . . . . .  17
     M.   USE OF SALES REPORTING SYSTEM; TAX RETURNS . . . . . . . . . . . .  18
     N.   OPERATOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
     O.   EMPLOYEES' TRAINING AND UNIFORMS . . . . . . . . . . . . . . . . .  19
     P.   MARKS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
     Q.   CLEANLINESS AND REPAIR; RENOVATION . . . . . . . . . . . . . . . .  21
     R.   TIME OPEN. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
     S.   COMPLIANCE WITH LAW. . . . . . . . . . . . . . . . . . . . . . . .  22
     T.   LITIGATION; NOTICES. . . . . . . . . . . . . . . . . . . . . . . .  22
     U.   INSURANCE; CONDEMNATION AND CASUALTY . . . . . . . . . . . . . . .  23
     V.   RELATIONSHIP OF PARTIES/INDEMNIFICATION. . . . . . . . . . . . . .  24
     W.   CONSENT TO PUBLICATIONS. . . . . . . . . . . . . . . . . . . . . .  26
     X.   LOCAL ADVERTISING. . . . . . . . . . . . . . . . . . . . . . . . .  26
     Y.   NATIONAL ADVERTISING PROGRAM . . . . . . . . . . . . . . . . . . .  27

6.   CONFIDENTIAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . .  28

7.   COVENANTS NOT TO COMPETE. . . . . . . . . . . . . . . . . . . . . . . .  30
     A.   USE OF TUMBLEWEED SYSTEM . . . . . . . . . . . . . . . . . . . . .  30
     B.   COMPETITION DURING TERM. . . . . . . . . . . . . . . . . . . . . .  31
     C.   COMPETITION AFTER TERMINATION OR EXPIRATION. . . . . . . . . . . .  32

8.   TERMINATION OF THE FRANCHISE. . . . . . . . . . . . . . . . . . . . . .  33
     A.   BY FRANCHISEE. . . . . . . . . . . . . . . . . . . . . . . . . . .  33
     B.   BY TUMBLEWEED. . . . . . . . . . . . . . . . . . . . . . . . . . .  33
     C.   TUMBLEWEED'S RIGHTS ON TERMINATION OR EXPIRATION . . . . . . . . .  35
     D.   CONTINUING OBLIGATIONS . . . . . . . . . . . . . . . . . . . . . .  37
     E.   TUMBLEWEED'S RIGHT TO PURCHASE
          ASSETS OF THE RESTAURANT . . . . . . . . . . . . . . . . . . . . .  37

SECTION                                                                     PAGE

9.   TRANSFERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
     A.   BY TUMBLEWEED. . . . . . . . . . . . . . . . . . . . . . . . . . .  38
     B.   FRANCHISEE MAY NOT TRANSFER
          WITHOUT APPROVAL OF TUMBLEWEED . . . . . . . . . . . . . . . . . .  38
     C.   CONDITIONS FOR APPROVAL OF TRANSFER. . . . . . . . . . . . . . . .  40
     D.   TRANSFER TO A WHOLLY-OWNED CORPORATION . . . . . . . . . . . . . .  42
     E.   DEATH OR INCAPACITY OF FRANCHISEE. . . . . . . . . . . . . . . . .  43
     F.   PUBLIC OR PRIVATE OFFERING . . . . . . . . . . . . . . . . . . . .  43
     G.   EFFECT OF CONSENT TO TRANSFER. . . . . . . . . . . . . . . . . . .  43
     H.   TUMBLEWEED's RIGHT OF FIRST REFUSAL. . . . . . . . . . . . . . . .  43
     I.   ADDITIONAL RESTRICTIONS ON FRANCHISEE. . . . . . . . . . . . . . .  44
          J.   FRANCHISEE'S RIGHT OF FIRST REFUSAL
          TO PERFORM DELIVERY SERVICE. . . . . . . . . . . . . . . . . . . .  45

10.  INTERPRETATION AND ENFORCEMENT. . . . . . . . . . . . . . . . . . . . .  46
     A.   SEVERABILITY AND SUBSTITUTION OF VALID PROVISIONS. . . . . . . . .  46
     B.   WAIVER OF OBLIGATIONS. . . . . . . . . . . . . . . . . . . . . . .  46
     C.   RIGHTS OF PARTIES ARE CUMULATIVE . . . . . . . . . . . . . . . . .  47
     D.   BINDING EFFECT . . . . . . . . . . . . . . . . . . . . . . . . . .  48
     E.   CONSTRUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
     F.   ARBITRATION. . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
     G.   GOVERNING LAW. . . . . . . . . . . . . . . . . . . . . . . . . . .  50
          H.   CONSENT TO JURISDICTION AND VENUE.. . . . . . . . . . . . . .  51
     I.   WAIVER OF PUNITIVE DAMAGES.. . . . . . . . . . . . . . . . . . . .  51
     J.   WAIVER OF JURY TRIAL.. . . . . . . . . . . . . . . . . . . . . . .  51
     K.   LIMITATIONS OF CLAIMS. . . . . . . . . . . . . . . . . . . . . . .  52
     L.   COSTS AND LEGAL FEES . . . . . . . . . . . . . . . . . . . . . . .  52

11.  NOTICES AND PAYMENTS. . . . . . . . . . . . . . . . . . . . . . . . . .  52

12.  ACKNOWLEDGMENTS, REPRESENTATIONS AND COVENANTS. . . . . . . . . . . . .  53

                                  TUMBLEWEED, LLC
                                FRANCHISE AGREEMENT


     This is an Agreement dated as of the date referenced in Section 11.13 by and among TUMBLEWEED, LLC, a Kentucky limited liability company with its principal office at 1900 Mellwood Avenue, Louisville, Kentucky 40206
("TUMBLEWEED"), and                                   , whose principal
business address is                                            ("FRANCHISEE").

1.   PREAMBLES.

     TUMBLEWEED and its Affiliates (as defined below) have developed and continue to develop methods of operating distinctive restaurants offering distinctive Mexican and American Southwest-style food, mesquite flavored food and other foods approved by TUMBLEWEED (the "Products" as defined in more detail below). Such a restaurant is defined below as a "TUMBLEWEED Restaurant." TUMBLEWEED Restaurants operate pursuant to the "TUMBLEWEED System" (defined below). TUMBLEWEED operates, and licenses others to operate, TUMBLEWEED Restaurants using the TUMBLEWEED System and the TUMBLEWEED Marks (as defined below).

     TUMBLEWEED grants to certain qualified persons or entities who meet TUMBLEWEED'S qualifications and who are willing to undertake the investment and effort, franchises to own and operate a TUMBLEWEED Restaurant.

     FRANCHISEE has applied for a Franchise to own and operate a TUMBLEWEED Restaurant at the Site (defined below). FRANCHISEE'S application and Site have been approved by TUMBLEWEED in reliance upon all the representation made in such application.

2.   CERTAIN DEFINITIONS.

     As used in this Agreement, the terms listed below shall have the meanings that follow them. Other terms used in this Agreement are defined and construed in the context in which they occur:

     "AFFILIATE" - Any person, entity or company that directly or indirectly owns or controls TUMBLEWEED, that is directly or indirectly owned or controlled by TUMBLEWEED, or that is under common control with TUMBLEWEED. For purposes of this definition, "control" means the power to direct or cause the direction of the management and policies of an entity.

     "APPROVED SUPPLIER" - A supplier that TUMBLEWEED has approved in writing to supply one or more designated products to TUMBLEWEED Restaurants.

     "COMPANY RESTAURANTS" - TUMBLEWEED Restaurants owned and operated by TUMBLEWEED or any of its Affiliates.

     "COMPETITIVE BUSINESS" - A business or enterprise other than a TUMBLEWEED Restaurant, that (a) offers Mexican or American Southwest-style food or food prepared on a mesquite-flavored food for consumer consumption through on-premises or carry-out dining, delivery service, catering service or other distribution channel; or (b) grants or has granted franchises or licenses or establishes or has established joint ventures, for the development and/or operation of an enterprise or business described in the foregoing clause (a).

     "EXCLUSIVE AREA" - An area within a three (3) mile radius of the Site, except that the Exclusive Area shall not include any area outside any development area as defined in any development agreement between TUMBLEWEED and FRANCHISEE, whether or not the Development Agreement has expired or been terminated.

     "FRANCHISE" - The right to operate a TUMBLEWEED Restaurant at a particular location and to use the Marks and the TUMBLEWEED System in the operation thereof.

     "GROSS SALES" - The entire amount of the revenues from all business conducted in, on, about, or from the RESTAURANT, whether in the form of sales of goods or services, whether such revenues are evidenced by cash, credit, checks, gift certificates, services, property or other means of exchange, and whether such sales are of food, beverages, liquor, tobacco products, vending machine items, game machine services, or other services, merchandise, or products of any nature whatsoever. Gross Sales, however, shall not include (a) the excess of any over-rings over actual sales, (b) the amount of any refunds, allowances, or discounts to customers or employees granted for promotional or other valid business purposes, provided the actual receipts, if any, have been included in full in Gross Sales, (c) the amount of any excise or sales tax levied upon retail sales and actually paid over to the appropriate governmental authority, or (d) isolated sales of non-inventory items or the bulk sale of the business itself in a manner permitted under this Agreement.

     "MANUAL" - The confidential operations manual titled "TUMBLEWEED Restaurant Owner's Operations Manual" as TUMBLEWEED may amend and revise it from time to time as described in Section 5.M.

     "MENU" - The standard menu pertaining to TUMBLEWEED Restaurants included in the Manual as TUMBLEWEED may amend, modify and revise it from time to time, in its sole discretion.

     "NATIONAL ADVERTISING FUND" - The account created by TUMBLEWEED pursuant to Section 5.Y.

     "NATIONAL ADVERTISING PROGRAM" - The advertising program to be conducted on behalf of all TUMBLEWEED Restaurants under certain circumstances in the discretion of TUMBLEWEED pursuant to Section 5.Y.

     "OPERATOR" - The individual primarily responsible for the successful operation of the TUMBLEWEED Restaurant located at the Site designated on EXHIBIT A.

     "OWNERS" - All persons or entities holding direct or indirect, legal or beneficial ownership interests in FRANCHISEE, and all persons who have other direct or indirect property rights in FRANCHISEE or this Agreement. All current owners are listed in EXHIBIT A of this Agreement.

     "PERSON" - An individual, partnership, corporation, or other business entity.

     "PRODUCTS" - Products TUMBLEWEED approves or requires from time to time in its sole discretion for sale at or from the RESTAURANT; including without limitation the items listed on the Menu and the ingredients thereof including the Secret Recipes.

     "REQUIRED MINIMUM NET WORTH" - A minimum net worth, determined in accordance with generally accepted accounting principles, of $3,000,000 if FRANCHISEE is an individual and $5,000,000 if FRANCHISEE is a corporation, partnership or limited liability company.

     "RESTAURANT" - FRANCHISEE'S single TUMBLEWEED Restaurant to be operated under this Agreement at the Site designated on EXHIBIT A of this Agreement.

     "SALES REPORTING SYSTEM" - The recordkeeping and reporting system used in all franchised TUMBLEWEED Restaurants as a part of the TUMBLEWEED System as TUMBLEWEED may amend it from time to time.

     "SECRET RECIPES" - The unique and secret formulas for the preparation of certain sauces and food items developed by TUMBLEWEED for use in the preparation of Mexican and American Southwest-style food served in TUMBLEWEED Restaurants including, without limitation, the secret mix of spices included in such sauces and food items.

     "SITE" - The location of the RESTAURANT identified in EXHIBIT A of this Agreement.

     "TUMBLEWEED MARKS" - The tradenames TUMBLEWEED and TUMBLEWEED MEXICAN FOOD, and the marks TUMBLEWEED and TUMBLEWEED MEXICAN FOOD, with the mark TUMBLEWEED being used by itself or with TUMBLEWEED and TUMBLEWEED MEXICAN FOOD each being used as composite marks in conjunction with a distinctive circular design featuring a depiction of a cactus plant, sun and mountain range, and such other distinctive service marks and trademarks that TUMBLEWEED may own from time to time and are identified by TUMBLEWEED in writing to FRANCHISEE as a TUMBLEWEED Mark for use in TUMBLEWEED Restaurants.

     "TUMBLEWEED RESTAURANT" - A restaurant that offers full table-side service operated under the TUMBLEWEED Marks and through the use of the TUMBLEWEED System, whether owned by TUMBLEWEED or by some other Person under a franchise agreement with TUMBLEWEED or its Affiliates. The term "TUMBLEWEED Restaurants" does not include restaurants typically located in a shopping mall food courts ("food court restaurants") that offer a limited menu and counter service only, nor does the term "TUMBLEWEED Restaurants" include locations that offer primarily delivery service to residences and business facilities ("DELIVERY UNIT(S)").

     "TUMBLEWEED SYSTEM" - The total business system, as it now exists or may exist as changed from time to time by TUMBLEWEED, that has been developed or may hereafter be developed by TUMBLEWEED for the operation of TUMBLEWEED Restaurants including without limitation:

          (a)  The trade name "TUMBLEWEED MEXICAN FOOD & MESQUITE GRILL."

          (b)  The Manual.

          (c)  The Sales Reporting System.

          (d)  The Menu, Products and Secret Recipes.

          (e)  The TUMBLEWEED Marks.

          (f) TUMBLEWEED'S trade secrets and know-how for the operation of TUMBLEWEED Restaurants.

          (g)  A distinctive exterior sign design and arrangement.

          (h) A standardized, uniform restaurant service, identified with the word "TUMBLEWEED" providing distinctive Mexican and American Southwest-style food, mesquite-flavored food, and other foods, using certain standards, specifications, methods, techniques, procedures, and management systems, all in accordance with fair and ethical policies and practices, high standards of efficiency, courtesy, and cleanliness, and of a distinctive nature and high quality.


3.   GRANT OF FRANCHISE.

     A.   GRANT OF FRANCHISE.

     TUMBLEWEED hereby grants to FRANCHISEE a nontransferable license and franchise to use the TUMBLEWEED System in the operation of the RESTAURANT at the Site, and FRANCHISEE accepts such license and franchise, in accordance with the further terms and conditions of this Agreement. FRANCHISEE understands and agrees that it is not granted any rights under this Agreement to offer Products or services other than as expressly authorized in this Agreement, and that without TUMBLEWEED's prior written consent, FRANCHISEE shall have no right to offer Products and services through food court restaurants and/or Delivery Units.

     B.   MINIMUM NET WORTH.

     FRANCHISEE represents and warrants to TUMBLEWEED that it has a net worth (determined in accordance with generally accepted accounting principles) equal to or exceeding the Required Minimum Net Worth. FRANCHISEE covenants that it shall maintain a net worth (determined in accordance with generally accepted accounting principles) equal to or exceeding the Required Minimum Net Worth throughout the term of this Agreement. FRANCHISEE represents and warrants that its share structure and initial capitalization are as set forth in EXHIBIT A and covenants it will not vary from that share structure without the prior written approval of TUMBLEWEED.

     C.   TERM AND RENEWAL.

          (1) The license and franchise granted herein shall be for a period of twenty (20) years from the date of this Agreement.

          (2) At the expiration of such term, FRANCHISEE may renew this Agreement at its option for an additional period of ten (10) years by meeting the conditions stated below:

               (i) FRANCHISEE shall pay TUMBLEWEED a renewal fee of $5,000 or its legal worth, whichever is greater.

               (ii) FRANCHISEE shall enter into a new franchise agreement and any ancillary agreements then used by TUMBLEWEED for the granting of franchises to operate TUMBLEWEED Restaurants (with appropriate modifications to reflect the fact that the franchise agreement relates to a renewal franchise). The new franchise agreement shall supersede this Agreement and may include significant changes from this Agreement including but not limited to higher royalty and advertising obligation requirements.

               (iii) FRANCHISEE shall give TUMBLEWEED written notice of its election to renew not less than six (6) months nor more than twelve (12) months before the end of the term.

               (iv) FRANCHISEE shall not, when notice is given or at the time of renewal, be in default of any provision of this Agreement, any amendment hereof, or any successor hereto any other agreements with TUMBLEWEED or its affiliates, and shall have substantially complied during their respective terms with the terms and conditions of all such agreements.

               (v) FRANCHISEE and its Owners shall execute a general release in a form prescribed by TUMBLEWEED.

               (vi) FRANCHISEE shall have performed such renovation, replacement, redecorating, remodeling, and repairs as TUMBLEWEED may require, which may be in addition to the actions required by Section 4.D, to cause the RESTAURANT to reflect the image of TUMBLEWEED Restaurants then being developed and to employ the equipment, fixtures, furnishings, and furniture conforming to the specifications for such items being used in TUMBLEWEED Restaurants then being developed.

               (vii) Failure by FRANCHISEE and its Owners to sign and deliver to TUMBLEWEED the agreements and releases described above within thirty (30) days after delivery to FRANCHISEE shall be deemed an election by FRANCHISEE not to renew.

     D.   EXCLUSIVITY.

     So long as FRANCHISEE is in full compliance with this Agreement, during the term of this Agreement, without FRANCHISEE'S prior written consent, TUMBLEWEED shall not operate, and shall not license, franchise or otherwise authorize any Person to operate, any other TUMBLEWEED Restaurant within the Exclusive Area. In the event TUMBLEWEED and/or its Affiliates license, franchise or otherwise authorize any Person to operate delivery service of Products within the Exclusive Area, FRANCHISEE shall have a right of first refusal to operate such delivery service as described in Section 9.J.

     E.   RIGHTS RETAINED BY TUMBLEWEED.

     Except as expressly limited by Paragraph D above, TUMBLEWEED (on behalf of itself and its Affiliates) retains all rights with respect to TUMBLEWEED Restaurants, the TUMBLEWEED Marks and the sale of the Products and services, anywhere in the world, including, without limitation: (i) the right to operate or grant others the right to operate TUMBLEWEED Restaurants at such locations anywhere outside the Exclusive Area regardless of its proximity to the RESTAURANT and on such terms and conditions as TUMBLEWEED, in its sole discretion, deems appropriate; (ii) the right to operate or grant others the right to operate restaurants under other service marks or trademarks at such locations, including in the Exclusive Area as TUMBLEWEED, in its sole discretion, deems appropriate; (iii) the right to develop, market, produce, distribute, and/or sell Products through any channel of distribution under or in association with the TUMBLEWEED Marks or any other service marks or trademarks including in the Exclusive Area, subject to Section 9.J.; (iv) the right to develop, market, produce, distribute and/or sell any other product or service or own or operate any other business under the TUMBLEWEED Marks or any other service marks or trademarks including in the Exclusive Area.

4.   DUTIES OF TUMBLEWEED.

     TUMBLEWEED shall perform or cause to be performed the following duties and services for FRANCHISEE.

     A.   EQUIPMENT SPECIFICATIONS.

     TUMBLEWEED shall make available to FRANCHISEE specifications for equipment and furniture suitable for use in a TUMBLEWEED Restaurant.

     B.   DESIGN SPECIFICATIONS.

     TUMBLEWEED will also make available to FRANCHISEE at its request general layouts, drawings and specifications for a typical TUMBLEWEED Restaurant, including mandatory and suggested specifications for dimensions, designs, image, interior layout, finish materials and color scheme.

     C.   MANUAL/APPROVED SUPPLIER LISTS.

     TUMBLEWEED shall loan FRANCHISEE a copy of the Manual, which shall remain the property of TUMBLEWEED. The Manual may be changed, modified, or supplemented from time to time whenever TUMBLEWEED, in its sole discretion, shall deem such to be necessary. Any reference in this Agreement to the Manual shall be deemed to be a reference to the Manual as it may be so changed, modified, or supplemented from time to time.

TUMBLEWEED shall provide FRANCHISEE with a list of all designated approved suppliers as described in more detail in Section 5.J. herein which list shall remain the property of TUMBLEWEED.

     D.   SALES REPORTING SYSTEM.

     TUMBLEWEED shall provide FRANCHISEE with documents and training essential to the operation of the Sales Reporting System for use by FRANCHISEE in the operation of the RESTAURANT and the furnishing of reports to TUMBLEWEED.

     E.   PROTECTION OF MARKS.

     TUMBLEWEED shall comply with its obligation with respect to FRANCHISEE's use of the TUMBLEWEED Marks as described in Section 5.P of this Agreement.

     F.   OPENING ASSISTANCE.

     If FRANCHISEE shall give TUMBLEWEED thirty (30) days advance notice of the opening of the RESTAURANT, TUMBLEWEED, at its option and in its discretion, shall provide FRANCHISEE such assistance as TUMBLEWEED determines is required in connection with the opening of the RESTAURANT, including assistance by TUMBLEWEED'S personnel in the planning and development of preopening and promotional programs.

     G.   INSPECTIONS.

     TUMBLEWEED shall inspect the RESTAURANT at such intervals as TUMBLEWEED deems appropriate and may make recommendations to FRANCHISEE from time to time regarding methods of improving the efficiency of operations at the RESTAURANT.

     H.   ADVICE REGARDING MODIFICATIONS.

     TUMBLEWEED shall advise FRANCHISEE of new developments, modifications, changes, or improvements in the TUMBLEWEED System as they may occur from time to time.

     I.   TRAINING.

     TUMBLEWEED shall provide four (4) to twelve (12) weeks of training to the Operator designated in EXHIBIT A of this Agreement, and three (3) other managers or supervisors of the RESTAURANT, the length of training to be determined by TUMBLEWEED for each trainee. All training shall be conducted at one or more TUMBLEWEED Restaurants designated by TUMBLEWEED. The trainees shall receive no compensation from TUMBLEWEED during such training periods and all of such trainees' compensation and expenses shall be paid by

FRANCHISEE. If at any time a new Operator is agreed upon by TUMBLEWEED and FRANCHISEE, TUMBLEWEED may in its reasonable discretion require such new Operator to receive the same training, and TUMBLEWEED shall be due a fee of $1,000 for providing such training.

     J.   ADDITIONAL TRAINING.

     TUMBLEWEED shall provide FRANCHISEE with continuing training programs for reasonable fees as new and more efficient procedures are made a part of the TUMBLEWEED System. Participation in such additional training may be mandatory or optional at TUMBLEWEED's sole discretion, and FRANCHISEE shall be responsible for the salaries, and the transportation and living expenses, of the trainees.

     K.   CONTINUING ASSISTANCE AND RESEARCH.

     TUMBLEWEED shall provide such periodic continuing individual or group advice, consultation, and assistance rendered by personal visits, telephone, or bulletins as TUMBLEWEED may deem necessary and appropriate. TUMBLEWEED shall engage in continuing research and development regarding improved operating procedures and product improvement and shall inform FRANCHISEE of improved methods of operation applicable to the TUMBLEWEED System.

5.   DUTIES OF FRANCHISEE.

     FRANCHISEE shall perform the following duties to TUMBLEWEED.

     A.   INITIAL FRANCHISE FEE.

     Upon the execution of this Agreement, FRANCHISEE shall pay TUMBLEWEED an initial franchise fee of $35,000.

     B.   MONTHLY REPORT, ROYALTY AND
          DIRECT DEBIT AUTHORIZATION.

          (1) On or before the fifteenth (15th) day of each month, FRANCHISEE shall:

                    (a) Submit to TUMBLEWEED a complete and correct statement of Gross Sales for the preceding calendar month on the form for such reports included in the Sales Reporting System;

                    (b) Pay TUMBLEWEED a cash royalty in an amount equal to the following percentages of Franchisee's Gross Sales:


On this amount of cumulative annual*   FRANCHISEE shall pay TUMBLEWEED a
Gross Sales:                           monthly royalty equal to this percentage
                                       of Gross Sales:

On cumulative annual Gross Sales       Three percent (3%)
from $0 to $2,000,000

On cumulative annual Gross Sales       Four percent (4%)
from $2,000,001 to $2,500,000

On cumulative annual Gross Sales of    Five percent (5%)
$2,500,001 and higher


     * As used in this Section 5(b), the term "annual" refers to the period from January 1st of each year until December 31st of that same year. During the Restaurant's first year, the term "annual" refers to the period from the date the Restaurant first opens for business until December 31st of that same year, without pro-rating the threshold figures noted above.

          (2) FRANCHISEE agrees to give TUMBLEWEED written authorization, in such form TUMBLEWEED designates (the current form of which is attached hereto as EXHIBIT D) for direct debits entries and/or credit correction entries to FRANCHISEE'S bank operating account (the "Account"). Under this procedure FRANCHISEE authorizes TUMBLEWEED to initiate debit entries and/or credit correction entries to the Account for payments of Royalties, National Advertising Fund Contributions (defined below) and other amounts payable under this Agreement, including, but not limited to, purchases for equipment, Products and any other items, purchased from TUMBLEWEED or its Affiliates and any interest charges due thereon. FRANCHISEE agrees to make the funds available in the Account for withdrawal by electronic transfer no later than the due date for payment therefor. The amount actually transferred from the Account to pay Royalties and National Advertising Fund Contributions will be based on the RESTAURANT'S Gross Sales reported to TUMBLEWEED or otherwise determined by TUMBLEWEED. If FRANCHISEE has not reported Gross Sales of the RESTAURANT to TUMBLEWEED for any reporting period as required above, TUMBLEWEED will be authorized to debit the Account in an amount equal to the Royalties and National Advertising Fund Contributions transferred from the Account for the last reporting period for which a report of the Gross Sales of the RESTAURANT was provided to it. If at any time TUMBLEWEED determines that FRANCHISEE underreported the Gross Sales of the RESTAURANT, or underpaid Royalties, National Advertising Fund Contributions or other amounts due to TUMBLEWEED under this Agreement, TUMBLEWEED is authorized to initiate immediately a debit to the Account in the appropriate amount in accordance with the foregoing procedure, including interest as provided for in this Agreement. Any overpayment will be credited to the Account through a credit effective as of the first reporting date after TUMBLEWEED and FRANCHISEE determine that such credit is due. With respect to purchases from TUMBLEWEED or our Affiliates, TUMBLEWEED reserves the right to require FRANCHISEE to pay by cashiers or certified check on delivery if FRANCHISEE has failed on one or more occasion to make funds available in the Account as required by this Section.

     C.   INTEREST.

     FRANCHISEE shall pay TUMBLEWEED interest at the rate of the lesser of twelve percent (12%) per annum or the maximum rate of interest allowable by law on all sums due TUMBLEWEED hereunder from their respective due dates until paid.

     D.   SITE SELECTION AND LEASE.

     Prior to the execution of this Agreement, FRANCHISEE will have obtained TUMBLEWEED's approval of the Site in accordance with TUMBLEWEED's procedures. FRANCHISEE will have submitted to TUMBLEWEED a complete site report (containing such demographic, commercial, and other information and photographs as TUMBLEWEED may reasonably require) for the Site which FRANCHISEE reasonably believes to conform to certain minimum site selection criteria established by TUMBLEWEED from time to time. In approving or disapproving any proposed site, TUMBLEWEED will consider such matters as it deems material, including, without limitation, demographic characteristics, traffic patterns, parking, the predominant character of the neighborhood, competition from other businesses providing similar services within the area (including other TUMBLEWEED Restaurants), the proximity to other businesses, the exclusivity granted to other franchisees or developers of TUMBLEWEED, the nature of other businesses in proximity to the site, and other commercial characteristics (including the purchase price or rental obligations and other lease terms for the Site) and the size, appearance, and other physical characteristics.

     FRANCHISEE HEREBY ACKNOWLEDGES AND AGREES THAT TUMBLEWEED'S APPROVAL OF THE SITE DOES NOT CONSTITUTE AN ASSURANCE, REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, AS TO THE SUITABILITY OF THE SITE FOR A TUMBLEWEED RESTAURANT OR FOR ANY OTHER PURPOSE. TUMBLEWEED'S APPROVAL OF THE SITE INDICATES ONLY THAT TUMBLEWEED BELIEVES THE SITE COMPLIES WITH ACCEPTABLE MINIMUM CRITERIA ESTABLISHED BY TUMBLEWEED SOLELY FOR ITS PURPOSES AS OF THE TIME OF THE EVALUATION. FRANCHISEE AND TUMBLEWEED ACKNOWLEDGE THAT APPLICATION OF CRITERIA THAT HAVE BEEN EFFECTIVE WITH RESPECT TO OTHER SITES AND PREMISES MAY NOT BE PREDICTIVE OF POTENTIAL FOR THE RESTAURANT AND THAT, SUBSEQUENT TO TUMBLEWEED'S APPROVAL OF THE SITE, DEMOGRAPHIC AND/OR ECONOMIC FACTORS, SUCH AS COMPETITION FROM OTHER SIMILAR BUSINESSES, INCLUDED IN OR EXCLUDED FROM TUMBLEWEED'S CRITERIA COULD CHANGE, THEREBY ALTERING THE POTENTIAL OF THE SITE. SUCH FACTORS ARE UNPREDICTABLE AND ARE BEYOND TUMBLEWEED'S CONTROL. TUMBLEWEED SHALL NOT BE RESPONSIBLE FOR THE FAILURE OF THE SITE TO MEET FRANCHISEE'S EXPECTATIONS AS TO REVENUE OR OPERATIONAL PERFORMANCE. FRANCHISEE FURTHER ACKNOWLEDGES AND AGREES THAT ITS ACCEPTANCE OF A FRANCHISE FOR THE OPERATION OF A TUMBLEWEED RESTAURANT AT THE SITE IS BASED ON ITS OWN INDEPENDENT INVESTIGATION OF THE SUITABILITY OF THE SITE.

     FRANCHISEE must obtain lawful possession of the Site within thirty (30) days of execution of this Agreement. Any lease or sublease for the Site shall, in form satisfactory to TUMBLEWEED: (1) provide for notice to TUMBLEWEED of, and TUMBLEWEED's right to cure, FRANCHISEE's default under said lease or sublease; (2) provide for FRANCHISEE's right to assign its interest under said lease or sublease to TUMBLEWEED without the lessor's or sublessor's consent; (3) authorize and require the lessor or sublessor to disclose to TUMBLEWEED, upon TUMBLEWEED's request, sales and other information furnished to the lessor by FRANCHISEE; and (4) provide that TUMBLEWEED shall have the right, in its sole discretion, upon termination or expiration (without the grant of a renewal franchise) of this Agreement to assume said lease or sublease. FRANCHISEE agrees that it will not execute a lease or sublease without the prior written approval of TUMBLEWEED. FRANCHISEE shall deliver a copy of the signed lease or sublease to TUMBLEWEED within fifteen (15) days of its execution. FRANCHISEE further agrees that it will not execute or agree to any modification of the lease or sublease which would affect TUMBLEWEED's rights without the prior written approval of TUMBLEWEED. If FRANCHISEE shall have failed to obtain lawful possession of the Site (through acquisition or lease) within thirty (30) days after delivery of TUMBLEWEED's approval thereof, TUMBLEWEED may, at its sole discretion, withdraw approval of such site.

     E.   RESTAURANT DEVELOPMENT.

     FRANCHISEE is responsible for developing the RESTAURANT. TUMBLEWEED will furnish you with mandatory and suggested specifications and layouts as described in Section 4.A. FRANCHISEE must prepare all required construction plans and specifications to suit the shape and dimensions of the Site and to insure that such plans and specifications comply with applicable ordinances, building codes and permit requirements and with lease or sublease requirements and restrictions, if any. FRANCHISEE must submit construction plans and specifications to TUMBLEWEED for approval before construction of the RESTAURANT is commenced and, at its request, to submit all revised or "as built" plans and specifications during the course of such construction.

     FRANCHISEE agrees, at its expense, to do the following with respect to developing the RESTAURANT at the Site:

          (1) secure all financing required to develop and operate the RESTAURANT;

          (2)  submit all construction plans to us for our approval;

          (3) obtain all zoning changes, planning consents, building, utility, sign, health, sanitation, business and other permits, licenses and approvals required to construct and operate the RESTAURANT;

          (4) construct all required improvements to the Site and decorate the RESTAURANT in compliance with plans and specifications approved by TUMBLEWEED;

          (5) obtain TUMBLEWEED's approval of all contractors, engineers, architects and others used in connection with the development of the Site and the RESTAURANT;

          (6) purchase or lease and install all required equipment, fixtures, furnishings, and signs required for the RESTAURANT;

          (7) purchase an adequate opening inventory of authorized and approved materials, supplies and Products;

          (8) obtain all customary contractors' sworn statements and partial and final waivers of lien for construction, remodelling, decorating and installation or services; and

          (9) open the RESTAURANT for business and thereafter operate it on a regular and continuing basis for the term of this Agreement.

     F.   RESTAURANT OPENING.

     FRANCHISEE agrees not to open the RESTAURANT for business until:

          (1)  it complies with all its obligations under Section 5.E;

          (2) TUMBLEWEED approves the RESTAURANT as developed in accordance with its specifications and standards;

          (3) pre-opening training has been completed to the satisfaction of TUMBLEWEED;

          (4) the franchise fee (defined below) and all other amounts then due TUMBLEWEED have been paid;

          (5) TUMBLEWEED has been furnished with copies of all insurance policies required by this Agreement, or such other evidence of insurance coverage and payment of premiums as it requests or accepts; and

          (6)  other items which TUMBLEWEED may reasonably require.

FRANCHISEE agrees to comply with these conditions and to be prepared to open the RESTAURANT for business within one hundred fifty (150) days after the date of this Agreement.

     G.   SIGNS AND NAMES.

     TUMBLEWEED and FRANCHISEE agree that it is essential that all TUMBLEWEED Restaurants display uniform signs and names. FRANCHISEE shall exhibit and permit to be exhibited on the Site only such signs as are approved by TUMBLEWEED. FRANCHISEE shall purchase such signs only from suppliers designated or approved by TUMBLEWEED (which may include TUMBLEWEED and/or its Affiliates) as described below. FRANCHISEE shall not use any name or designation for the RESTAURANT except the TUMBLEWEED Marks. FRANCHISEE shall use and display in the operation of the RESTAURANT the

TUMBLEWEED Marks and TUMBLEWEED'S distinctive labels, signs, cartons, and containers all in accordance with the Manual or as otherwise prescribed by TUMBLEWEED.

     H.   EQUIPMENT, FIXTURES, FURNISHINGS.

     FRANCHISEE agrees to use in the development and operation of the RESTAURANT only the equipment, fixtures, furnishings and signs that TUMBLEWEED approved for TUMBLEWEED RESTAURANTS as meeting its specifications and standards for quality, design, appearance, function and performance. The RESTAURANT shall contain all equipment prescribed in the Manual and no equipment shall be installed in the RESTAURANT (including without limitation any vending machine or game machine) unless every component of the equipment and every aspect of the installation complies in all respects with TUMBLEWEED'S written specifications for the components and the installation as set forth in the Manual or as otherwise specified by TUMBLEWEED. FRANCHISEE agrees to acquire approved brands, types or models of other equipment, fixtures, furnishings and signs only from suppliers designated or approved by TUMBLEWEED (which may include TUMBLEWEED and/or it Affiliates) as described below.

     I.   RESTAURANT PRODUCTS AND SERVICES.

     FRANCHISEE agrees that the RESTAURANT shall (1) offer for sale all Products (and no other products) and (2) provide only the services that TUMBLEWEED, in its sole discretion, may authorize and/or require from time to time for the RESTAURANT. FRANCHISEE agrees that the RESTAURANT shall not offer for sale or sell any products or services at or from the RESTAURANT which have not been approved by TUMBLEWEED in writing or use the Site or RESTAURANT for any purpose other than the operation of a TUMBLEWEED Restaurant. FRANCHISEE shall be required to meet TUMBLEWEED's specifications, standards and procedures for Products and services, which are prescribed from time to time in the Manual or otherwise in writing. FRANCHISEE acknowledges and agrees that the serving, presentation and preparation of Products is important to the image of the TUMBLEWEED System, and that FRANCHISEE shall not sell any Products that are not served, presented and prepared in accordance with TUMBLEWEED's specifications, standards and procedures prescribed in the Manual or otherwise in writing. FRANCHISEE shall cause the RESTAURANT to offer at all times all of the Products listed on the Menu.

     J.   APPROVED PRODUCTS, DISTRIBUTORS AND SUPPLIERS.

     The reputation and goodwill of all TUMBLEWEED Restaurants are based upon, and can only be maintained by, the sale of distinctive, high-quality Products, and the preparation, presentation and serving of Products in an efficient and appealing manner. TUMBLEWEED and its Affiliates have developed and shall continue to develop certain proprietary products which will be prepared by or for TUMBLEWEED according to its Secret Recipes, techniques and formulas. TUMBLEWEED also has developed and shall continue to develop standards and specifications for other products, ingredients, beverages, materials and supplies incorporated in or used in the preparation, presenting and serving of products and services authorized for sale at or from TUMBLEWEED Restaurants.

     TUMBLEWEED has approved and shall review and continue to approve suppliers and distributors of the foregoing products, supplies and materials that meet its standards and requirements including, without limitation, standards and requirements relating to quality, quantity and portions, prices, volume capability, frequency of delivery, distribution methods and locations, standards of service, including prompt attention to complaints, consistency, reliability, financial capability, labor and customer relations and other criteria. FRANCHISEE agrees that the RESTAURANT shall:

          (1) purchase any proprietary equipment, materials, supplies and other proprietary products developed by or for TUMBLEWEED or its Affiliates whether or not pursuant to a Secret Recipe, formula or technique or bearing the TUMBLEWEED Marks only from TUMBLEWEED, its Affiliates or designees required and licensed by TUMBLEWEED to manufacture, prepare, distribute and/or sell such products; and

          (2) purchase only from distributors and suppliers approved or required by TUMBLEWEED all other goods, products, ingredients, beverages, materials and supplies used in the preparation of Products and equipment, fixtures, furnishings, signs, menus, forms, paper and plastic products, packaging or other materials used in the RESTAURANT.

TUMBLEWEED shall, in its sole discretion, designate in the Manual or otherwise in writing which Products: (a) are required to be purchased from TUMBLEWEED, its Affiliates or its designated suppliers; or (b) may be produced and/or prepared at the RESTAURANT; or (c) may be purchased from any approved supplier. TUMBLEWEED may from time to time modify the list of approved or required suppliers and distributors, and may designate itself or an Affiliate as a required manufacturer, supplier and/or distributor of certain equipment, products, materials, supplies or other items. FRANCHISEE shall not, after receipt in writing of such modification, reorder any product from any supplier or distributor that is no longer approved. TUMBLEWEED may approve or require a single distributor or supplier for any products, materials or supplies and may approve or require a distributor or supplier only as to certain products, materials and supplies, and such approval may be temporary pending TUMBLEWEED's further evaluation of such distributor or supplier. TUMBLEWEED may concentrate purchases with one or more distributors or suppliers to obtain lower prices and/or advertising support and/or services for the benefit of the TUMBLEWEED System and/or TUMBLEWEED Restaurants. TUMBLEWEED may establish commissaries and distribution facilities owned and operated by TUMBLEWEED or its Affiliates which TUMBLEWEED may designate as an approved or required distributor or supplier.

     FRANCHISEE shall notify TUMBLEWEED and submit to TUMBLEWEED such information, specifications and samples as TUMBLEWEED requests if it proposes to purchase any goods, products, ingredients, beverages, menus, equipment, fixtures, furnishings, signs, forms, paper or plastic products, packaging or other materials or utensils from a distributor or supplier whom TUMBLEWEED has disapproved or not previously approved. TUMBLEWEED shall use its reasonable best efforts to notify FRANCHISEE within one hundred twenty (120) days after receipt of all requested information and materials whether FRANCHISEE is authorized to purchase such products from such distributor or supplier. If FRANCHISEE fails to receive a notice of approval or disapproval within such one hundred twenty (120) day period, FRANCHISEE may purchase such products from such distributor or supplier, provided that TUMBLEWEED's failure to give its approval or disapproval will not be deemed to constitute its approval thereof. TUMBLEWEED may require FRANCHISEE to reimburse TUMBLEWEED for its reasonable costs incurred in connection with the evaluation, inspection and supervision of such distributor or supplier.

     K.   INSPECTIONS.

          (1) TUMBLEWEED shall have the unqualified right to examine or audit all of FRANCHISEE'S books, records, returns, and correspondence wherever located, and to make copies thereof, directly or through any accountant, attorney, or other agent at any reasonable time or times and from time to time. FRANCHISEE shall cooperate, and shall cause all of its employees to cooperate, fully with the personnel performing any such examination or audit and shall promptly provide any and all records, cash register tapes, and other documents requested by such personnel. FRANCHISEE shall retain during the term of this Agreement and for three (3) years after any termination or expiration hereof, all books and records related to the RESTAURANT, including without limitation, all sale checks, purchase orders, invoices, payroll records, customer lists, check stubs, sales tax records and returns, cash receipts and disbursements journals, and general ledgers. If any examination or audit shows that the Gross Sales of the RESTAURANT for any month exceed the sum reported by FRANCHISEE to TUMBLEWEED for that month by more than three percent (3%) of the amount reported, FRANCHISEE shall reimburse TUMBLEWEED for the reasonable costs of such examination or audit including without limitation the charges of any independent accountant, attorney, or agent and the travel expenses, room and board, and compensation of such independent accountant, attorney, or agent and of TUMBLEWEED'S employees participating in the audit. Nothing herein shall in any way limit the right of TUMBLEWEED to terminate this Agreement under
     Section 8.

          (2) TUMBLEWEED shall have the right to inspect the RESTAURANT and to inspect and test any and all equipment, food products, and food ingredients located therein and to confer with any and all managerial and operational employees of FRANCHISEE in order to assure itself that the provisions of this Agreement are being observed and to videotape, photograph or record any of the same. FRANCHISEE shall permit TUMBLEWEED'S authorized representatives, at any and all times during regular business hours, to enter the RESTAURANT for such purpose.

     L.   MANUAL, SPECIFICATIONS, STANDARDS AND PROCEDURES.

     FRANCHISEE acknowledges that the operation of the RESTAURANT in compliance with TUMBLEWEED's high standards, the TUMBLEWEED System and the Manual is important to TUMBLEWEED and other TUMBLEWEED Restaurants and FRANCHISEE agrees to maintain such high standards in the operation of the RESTAURANT. FRANCHISEE agrees to comply with all mandatory specifications, standards and operating procedures, whether or not contained in the Manual relating to the appearance, function, cleanliness, days and hours of operation, and operation of a TUMBLEWEED Restaurant and with TUMBLEWEED's requirements for the decor, design and image of a TUMBLEWEED Restaurant, as they may be developed or changed by TUMBLEWEED from time to time. FRANCHISEE acknowledges and agrees that all mandatory specifications, standards, and operating procedures prescribed from time to time by TUMBLEWEED shall constitute binding obligations on the part of FRANCHISEE, and any failure by FRANCHISEE to adhere to such mandatory specifications, standards and operating procedures shall constitute grounds for termination of this Agreement by TUMBLEWEED, as provided for herein. All references herein to this Agreement shall include all such mandatory specifications, standards, and operating procedures.

     FRANCHISEE recognizes and agrees that, from time to time hereafter, TUMBLEWEED may change or modify the TUMBLEWEED System and the Manual, including without limitation the adoption and use of new or modified trade names, trademarks, service marks, copyrighted materials, menu items, products, equipment, or techniques. FRANCHISEE will accept, use, and display for the purpose of this Agreement any such changes in the TUMBLEWEED System and the Manual, as if they were part of this Agreement at the time of execution hereof. FRANCHISEE will make such expenditures as such changes or modifications in the TUMBLEWEED System and the Manual may reasonably require.
 FRANCHISEE shall not change, modify, or alter the TUMBLEWEED System or the Manual in any way.

     M.   USE OF SALES REPORTING SYSTEM; TAX RETURNS.

     FRANCHISEE shall complete accurately and fully all forms that are part of the Sales Reporting System, shall deliver true copies of such of those completed forms to TUMBLEWEED as it may request from time to time, and shall maintain all such original forms for a period of not less than seven (7) years from their respective dates of completion by FRANCHISEE. FRANCHISEE shall make weekly sales reports by telephone or facsimile to TUMBLEWEED of such information as TUMBLEWEED may desire.

     With respect to the operation and financial condition of the RESTAURANT, FRANCHISEE shall furnish to TUMBLEWEED in the form prescribed by TUMBLEWEED from time to time: (1) on or before the twentieth (20th) day of each month a report of the Gross

Sales of the RESTAURANT as described in Section 5.B.; (2) upon request by TUMBLEWEED, such other data, information, and supporting records for such periods as TUMBLEWEED from time to time requires; and (3) within ninety (90) days after the end of FRANCHISE's fiscal year, a fiscal year-end balance sheet, an income statement of the RESTAURANT for such fiscal year reflecting all year-end adjustments, and a statement of changes in cash flow of the RESTAURANT, prepared in accordance with generally accepted accounting principles consistently applied. Each report and financial statement submitted by FRANCHISEE to TUMBLEWEED shall be signed by FRANCHISEE and verified as correct in the manner prescribed by TUMBLEWEED.

     FRANCHISEE agrees to maintain and to furnish to TUMBLEWEED upon filing complete copies of all income, sales, value added, use and service tax returns filed by FRANCHISEE reflecting activities of the RESTAURANT.

     N.   OPERATOR.

     The Operator must be an Owner of at least a 10% equity interest in FRANCHISEE. The Operator shall devote his/her full time to the supervision and direction of the operations of the RESTAURANT and/or other TUMBLEWEED Restaurants, but need not be engaged in the day-to-day operations of the RESTAURANT. FRANCHISEE shall maintain for the RESTAURANT at all times at least three (3) managers or supervisors who have completed TUMBLEWEED's training program and the number of assistant managers required for adequate staffing of the RESTAURANT, and shall at all times keep TUMBLEWEED advised of the identities of such manager and assistant managers. TUMBLEWEED shall have the right to deal with such manager and assistant managers on matters pertaining to day-to-day operations of, and reporting requirements for, the RESTAURANT. The RESTAURANT at all times shall be under the direct, on-site supervision of a manager or assistant manager who has completed TUMBLEWEED's training program. TUMBLEWEED may require FRANCHISEE obtain confidentiality and/or non-competition agreements from certain of its employees.

     FRANCHISEE shall hire all employees of the RESTAURANT and shall be exclusively responsible for the terms of their employment and compensation and for the proper training of such employees in the operation of the RESTAURANT. TUMBLEWEED may require FRANCHISEE to obtain confidentiality and non-competition from certain of its employees.

     O.   EMPLOYEES' TRAINING AND UNIFORMS.

     Prior to the opening of the RESTAURANT, the Operator and not less than three (3) other managers or supervisors designated by FRANCHISEE shall attend and successfully complete the training programs conducted by TUMBLEWEED described in Section 4.I. All employees of FRANCHISEE other than the Operator and the managers or supervisors who have successfully completed a training program described in Section 4.I shall be trained by the Operator in accordance with the training guidelines contained in the Manual. Such training shall be completed not later than five (5) weeks following the respective initial dates of employment of each such employee. All employees of FRANCHISEE, including the Operator, shall wear uniforms of such design and color as TUMBLEWEED shall prescribe from time to time in the Manual or otherwise.

     P.   MARKS.

          (1) FRANCHISEE acknowledges that its right to use the TUMBLEWEED Marks is limited solely to uses directly connected with its operation of the RESTAURANT during the term of this Agreement pursuant to and in compliance with this Agreement and all applicable standards, specifications and operating procedures TUMBLEWEED prescribes from time to time, and is derived solely from this Agreement. Any unauthorized use of the TUMBLEWEED Marks by FRANCHISEE or its Owners, officers, directors, employees, members, managers, agents or representatives shall constitute a breach of this Agreement and an infringement of the rights of TUMBLEWEED and its Affiliates in and to the TUMBLEWEED Marks. FRANCHISEE acknowledges and agrees that all usage of the TUMBLEWEED Marks and any goodwill established thereby shall inure to the exclusive benefit of TUMBLEWEED and its Affiliates and that this Agreement does not confer any goodwill or other ownership interests in the TUMBLEWEED Marks upon FRANCHISEE (other than the right to operate the RESTAURANT in strict compliance with this Agreement). All provisions of this Agreement applicable to the TUMBLEWEED Marks shall apply to any other trademarks, service marks, commercial symbols and trade dress hereafter TUMBLEWEED authorizes and licenses for use by FRANCHISEE.

          (2) FRANCHISEE shall not use any TUMBLEWEED Mark as part of any corporate or other entity name or with any prefix, suffix, or other modifying words, terms, designs or symbols, or in any modified form, nor may you use any TUMBLEWEED Mark in connection with the performance or sale of any unauthorized services or products or in any other manner not expressly authorized in writing by TUMBLEWEED. FRANCHISEE agrees to display the TUMBLEWEED Marks prominently and only in the manner prescribed. You shall attorn to, and fully recognize TUMBLEWEED's ownership rights and interests in, the TUMBLEWEED Marks and shall obtain such business name registrations as may be required under applicable law, provided, however, that such business names shall not incorporate any of the TUMBLEWEED Marks or any design component features therein, or any similar designations thereof.

          (3) FRANCHISEE shall immediately notify TUMBLEWEED of any apparent infringement of, or challenge to, its use of any TUMBLEWEED Mark, or claim by any person of any rights in any TUMBLEWEED Mark, and FRANCHISEE shall not communicate with any person other than TUMBLEWEED, its Affiliates and its counsel with respect to any such infringement, challenge or claim. TUMBLEWEED shall have sole discretion to take such action as it deems appropriate in connection with the foregoing and the right to control exclusively any settlement, litigation, arbitration or Patent and Trademark Office or other court proceeding arising out of any such alleged infringement, challenge or claim or otherwise relating to any TUMBLEWEED Mark. FRANCHISEE agrees to execute any and all instruments and documents, render such assistance, and do such acts and things as may, in the opinion of TUMBLEWEED's counsel, be necessary or advisable to protect and maintain the ownership interest of TUMBLEWEED and of its Affiliates in any litigation or other proceeding or to otherwise protect and maintain their interests in the TUMBLEWEED Marks. TUMBLEWEED will reimburse FRANCHISEE for the reasonable out-of-pocket expenses incurred and paid by it in complying with the requirements imposed by this Paragraph.

          (4) If it becomes advisable at any time in TUMBLEWEED's sole judgment for FRANCHISEE to modify or discontinue use of any or all TUMBLEWEED Marks and/or for FRANCHISEE to use one or more additional or substitute trademarks or service marks or an additional or substitute type of trade dress, FRANCHISEE agrees to immediately comply with TUMBLEWEED's directions and to modify or otherwise discontinue the use of such TUMBLEWEED Mark, and/or to use one or more additional or substitute trademarks, service marks, logos or commercial symbols or additional or substitute trade dress after notice thereof by TUMBLEWEED. Neither TUMBLEWEED nor its Affiliates shall have any obligation to reimburse FRANCHISEE for any expenditures made by FRANCHISEE to modify or discontinue the use of a TUMBLEWEED Mark or to adopt additional or substitute marks for discontinued TUMBLEWEED Marks, including, without limitation, any expenditures relating to advertising or promotional materials or to compensate FRANCHISEE for any goodwill related to the discontinued Mark.

          (5) TUMBLEWEED shall indemnify FRANCHISEE against, and reimburse it for, all damages for which it is held liable in any proceeding arising out of its authorized use of any TUMBLEWEED Mark, pursuant to and in compliance with this Agreement, and for all costs reasonably incurred by it in the defense of any such claim brought against it or in any such proceeding in which its named as a party, provided that it has timely notified TUMBLEWEED of such claim or proceeding, has given TUMBLEWEED sole control of the defense and settlement of any such claim, and has otherwise complied with this Agreement.

     Q.   CLEANLINESS AND REPAIR; RENOVATION.

          (1) At all times and at its expense, FRANCHISEE shall maintain the RESTAURANT and the equipment, fixtures, furnishings, furniture, premises, parking area, landscaped areas, and exterior and interior signs relating thereto, in a clean, attractive, well-finished, and safe condition and shall make at its expense such additions, alterations, repairs, and replacements thereto as may be required to keep the

     RESTAURANT in the highest degree of sanitation, attractiveness, high finish, and safety, including, without limitation, such periodic repainting, repairs to equipment not in good working order, and replacement of outdated signs, as TUMBLEWEED may reasonably direct in order to maintain the high quality and uniformity of the TUMBLEWEED System. Nothing herein shall be construed to allow FRANCHISEE to operate any aspect of its business out of conformity with the TUMBLEWEED System or to limit the requirements of Section 5.Q(3) regarding major renovation, replacement, redecorating, or remodeling.

          (2) FRANCHISEE recognizes the importance of all TUMBLEWEED Restaurants being maintained in a sanitary, attractive, and safe condition with uniformity in their signs and certain other fixtures and furnishings. FRANCHISEE hereby agrees that TUMBLEWEED shall have the right, at any time and from time to time after the fifth (5th) anniversary of this Agreement, and after each successive such fifth (5th) anniversary, to require FRANCHISEE to spend up to $50,000 for such major renovation, replacement, redecoration, and remodeling of the RESTAURANT and the equipment, fixtures, furnishings, and furniture used by FRANCHISEE therein as TUMBLEWEED shall reasonably deem necessary to bring the RESTAURANT and the equipment, fixtures, furniture, and furnishings used therein up to the then current standards of new TUMBLEWEED Restaurants. Nothing in this Section 5.J.(2) shall be interpreted to relieve FRANCHISEE of its duties under
     Section 5.J.(1) regarding maintenance, repair, cleanliness, and safety, and the amounts required to be expended under this Section 5.J.(2) shall be in addition to any other sums that FRANCHISEE may have been expended for repairs, additions, alterations, replacements, renovation, redecorating, or remodeling.

          (3) If FRANCHISEE shall deem it necessary at any time to renovate, redecorate, replace, or remodel the RESTAURANT or any equipment, fixtures, furniture, or furnishings used at the Site, in an amount exceeding $10,000 in any year, FRANCHISEE shall obtain the prior written consent of TUMBLEWEED. If TUMBLEWEED determines that FRANCHISEE plans any renovation, replacement, redecoration, or remodeling in violation of this provision, in addition to any other remedy TUMBLEWEED may have, TUMBLEWEED shall have the right to obtain an injunction from a court of competent jurisdiction against any such action.

     R.   TIME OPEN.

     Except as may otherwise be permitted or prescribed by TUMBLEWEED or required by law, the FRANCHISEE shall keep the RESTAURANT open and fully operational seven (7) days a week every week, opening not later than 11:00 a.m. and closing not earlier than midnight on Friday and Saturday and 11:00 p.m. on all other days. FRANCHISEE may close the RESTAURANT each calendar year for up to four (4) days, each of which shall be a nationally recognized business holiday or bona fide religious holiday.

     S.   COMPLIANCE WITH LAW.

     FRANCHISEE shall maintain in effect all licenses, permits, and other government authorizations necessary to enable the continuous operation of the RESTAURANT in accordance with the TUMBLEWEED System. FRANCHISEE shall maintain and operate the RESTAURANT in strict compliance with all applicable laws, ordinances, regulations, and other requirements of the federal government and all state, county, municipal, and other governments with authority over the RESTAURANT.

     T.   LITIGATION; NOTICES.

     FRANCHISEE shall notify TUMBLEWEED in writing within ten (10) days of the commencement of any action, suit or proceeding, and of the issuance of any order, writ, injunction, award, or decree of any court, agency, or other governmental instrumentality, which may adversely affect FRANCHISEE'S financial condition, any aspect of the operation of the RESTAURANT, or the ability of FRANCHISEE or Owners to meet their obligations under this Agreement.

     FRANCHISEE shall give prompt written notice to TUMBLEWEED of each and every event seriously affecting the operation of the RESTAURANT or the ability of FRANCHISEE or Owners to perform their obligations under this Agreement or the Owner's Agreement including without limitation the death or disability of any Owner or of the Operator.

     U.   INSURANCE; CONDEMNATION AND CASUALTY.

          (1) FRANCHISEE shall maintain in full force and effect the following insurance:

               (a) Insurance against fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, vandalism, and malicious mischief, and other risks usually insured against by persons operating like businesses and properties in the area of the RESTAURANT, covering the RESTAURANT (and all premises and contents thereof including all improvements) equal to, at least 90% of the full insurable value thereof.

               (b) Comprehensive general liability insurance including food products, liquor, personal injury, and nonowner automobile liability, of not less than $500,000 per person and $1,000,000 per occurrence.

               (c) Workers' compensation insurance as required by the law of the state in which the RESTAURANT is located.

               (d) Automobile insurance with bodily injury limits of $250,000/500,000 and a property damage limit of $100,000.

               (e) If the RESTAURANT shall not have been completed as of the date of this Agreement, builder's risk insurance in the amount of all unpaid construction costs of the RESTAURANT.

               (f) All other insurance required by law (including applicable alcohol beverage laws), under the lease or sublease for the RESTAURANT or by TUMBLEWEED as set forth in the Manual from time to time.

          (2) Each insurance policy required under this Agreement shall be issued by an issuer satisfactory to TUMBLEWEED, shall name TUMBLEWEED and FRANCHISEE as insureds and shall provide that such policy shall not be cancelable without thirty (30) days prior written notice to TUMBLEWEED, except in the instance of cancellation for nonpayment of premium, in which event such policy shall provide that it shall not be cancelled without ten
     (10) days prior written notice to TUMBLEWEED. The general liability insurance shall insure TUMBLEWEED, FRANCHISEE, and the officers and employees of each of them against liability for personal injury, death, or property damage arising or occurring upon or in connection with the RESTAURANT or by reason of FRANCHISEE'S operation or occupancy of the RESTAURANT, whether the injury occurs or the cause arises on or off the premises thereof. Upon each anniversary of this Agreement, including any extensions or renewals thereof, upon any change of insurer and at any time upon TUMBLEWEED'S written request, FRANCHISEE shall deliver to TUMBLEWEED a certificate or certificates showing that all required insurance is in full force and effect. If FRANCHISEE fails to maintain any required insurance, TUMBLEWEED may, but shall not be required to, obtain such insurance and FRANCHISEE shall reimburse TUMBLEWEED for any premiums paid by it for any such insurance immediately upon receipt from TUMBLEWEED of notice of such payment by TUMBLEWEED.

          (3) FRANCHISEE shall give TUMBLEWEED notice at the earliest possible time of any proposed partial or total taking of the Site by any governmental authority through the exercise of the power of eminent domain. If TUMBLEWEED determines that the Site or any part thereof is likely to be taken, TUMBLEWEED shall decide within ninety (90) days of such determination whether to authorize the transfer of the license granted hereunder to a nearby location selected by FRANCHISEE, if FRANCHISEE shall make such selection within thirty (30) days of such determination by TUMBLEWEED. TUMBLEWEED shall not unreasonably withhold such authorization. If such transfer is authorized by TUMBLEWEED, and FRANCHISEE opens for business at such other location within one (1) year of the closing of the old location, the new location shall thenceforth be deemed to be the Site under this

     Agreement in the same manner and for the same term as was the former location of the RESTAURANT.

          (4) If the Site is damaged by fire or other casualty and FRANCHISEE acts expeditiously to repair the damage and completes such repair in not more than one hundred eighty (180) days, this Agreement shall remain in effect during such repair period notwithstanding any other provision of this Agreement.

          (5) The term of this Agreement shall be extended by any interruption in the operation of the RESTAURANT due to an event described in this Section, but in no event shall such extension or extensions cause the term to be extended more than one (1) year. Any such interruption shall excuse the Franchise from the minimum royalty provision of Section 5.B as long as FRANCHISEE is, in TUMBLEWEED'S reasonable judgment, acting promptly and effectively to recommence operations.

     V.   RELATIONSHIP OF PARTIES/INDEMNIFICATION.

          (1) It is understood and agreed by the parties hereto that this Agreement does not create a fiduciary relationship between them, that TUMBLEWEED and FRANCHISEE are and shall be independent contractors, and that nothing in this Agreement is intended to make either party a general or special agent, joint venturer, partner, or employee of the other for any purpose. FRANCHISEE shall conspicuously identify itself in all dealings with customers, suppliers, public officials, FRANCHISEE personnel, and others as the owner of the RESTAURANT under a franchise granted by TUMBLEWEED and shall conspicuously and prominently place such other notices of independent ownership on the Site and on such forms, business cards, stationery, advertising, and other materials as TUMBLEWEED may require from time to time.

          (2) FRANCHISEE shall not employ any of the TUMBLEWEED Marks in signing any contract, application for any license or permit, or in a manner that may result in liability of TUMBLEWEED or its Affiliates for any indebtedness or obligation of FRANCHISEE, nor will FRANCHISEE use the TUMBLEWEED Marks in any way not expressly authorized herein. Except as expressly authorized in writing, neither TUMBLEWEED nor FRANCHISEE shall make any express or implied agreements, warranties, guarantees or representations, or incur any debt in the name of or on behalf of the other, or represent that their relationship is other than franchisor and franchise owner, and neither TUMBLEWEED nor FRANCHISEE shall be obligated by or have any liability under any agreements or representations made by the other that are not expressly authorized in writing, nor shall TUMBLEWEED be obligated for any damages to any person or property directly or indirectly arising out of the operation of the RESTAURANT or FRANCHISEE's business authorized by or conducted pursuant to the Franchise.

          (3) TUMBLEWEED shall have no liability for any sales, value added, use, service, occupation, excise, gross receipts, income, property, payroll or other taxes, whether levied upon this Agreement, FRANCHISEE, the RESTAURANT or FRANCHISEE's property, or upon TUMBLEWEED, in connection with the sales made or business conducted by FRANCHISEE (except any taxes TUMBLEWEED is required by law to collect from FRANCHISEE with respect to purchases from TUMBLEWEED). Payment of all such taxes shall be the responsibility of FRANCHISEE.

          (4) FRANCHISEE agrees to indemnify, defend and hold TUMBLEWEED, its Affiliates, and their respective shareholders, directors, officers, managers, employees, agents, successors and assignees harmless against and to reimburse them for (1) all claims, obligations and damages described in this Section, (2) any and all taxes described above and (3) any and all claims and liabilities directly or indirectly arising out of the operation of the RESTAURANT, the use of the TUMBLEWEED Marks, or the transfer of any interest in this Agreement, the Franchise, the RESTAURANT, some or all of the assets of the RESTAURANT (other than the sale of inventory items in the ordinary course of business) or FRANCHISEE, in any manner not in accordance with this Agreement, to the extent that such claims, obligations, damages, taxes, losses or liabilities do not arise from the gross negligence or wrongful conduct of TUMBLEWEED. For purposes of this indemnification, "claims" shall mean and include all obligations, actual and consequential damages, and costs incurred in the defense of any claim against TUMBLEWEED, including without limitation reasonable accountants', attorneys', attorney assistants', arbitrators' and expert witness fees, costs of investigation and proof of facts, court costs, other litigation expenses, and travel and living expenses. TUMBLEWEED shall have the right to defend any such claim against it in such manner as TUMBLEWEED deems appropriate or desirable in its sole discretion. This indemnity shall continue in full force and effect subsequent to and notwithstanding the expiration or termination of this Agreement.

     W.   CONSENT TO PUBLICATIONS.

     FRANCHISEE consents to the use by TUMBLEWEED of any and all information regarding FRANCHISEE'S operations as shall be required by any federal, state, county, municipal, or other governmental statute, ordinance, rule, or regulation regarding the offering, sale or operation of franchises or as TUMBLEWEED may find desirable in dealing with any governmental authority or with any prospective franchisee. Without limiting the generality of the foregoing, FRANCHISEE hereby consents to the use of any and all data regarding its operations by TUMBLEWEED in compliance with the Federal Trade Commission's trade regulation rule regarding disclosure requirements and prohibitions concerning franchising and business opportunity ventures and any and all state franchise registration statutes and hereby agrees to supply to TUMBLEWEED, in addition to all other information to be supplied hereunder, such additional data TUMBLEWEED may reasonably require to comply with the disclosure provisions of all such statutes, ordinances, rules, and regulations and to provide potential franchisees such information as TUMBLEWEED may find desirable to provide in connection with such disclosures and TUMBLEWEED'S franchise sales activities.

     X.   LOCAL ADVERTISING.

          (a) During each accounting year of FRANCHISEE during the initial term hereof and any renewal or extension hereof, FRANCHISEE shall expend for local and regional advertising and for programs relating to sales promotion an amount designated by TUMBLEWEED and deemed appropriate by it for the maximization of FRANCHISEE'S profits and sales, which shall not exceed two percent (2%) of FRANCHISEE'S Gross Sales for such accounting year. FRANCHISEE shall participate at its expense within the limitations set forth above in such prize contests, telephone yellow page advertising, and other local, regional, or national sales promotion programs as may be established by TUMBLEWEED from time to time. FRANCHISEE agrees to honor any coupons or similar promotional materials issued by TUMBLEWEED or by other franchise owners in areas outside the Exclusive Area which have been approved by TUMBLEWEED. The receipts surrendered by FRANCHISEE in honoring such coupons shall count toward FRANCHISEE'S obligation to expend for local advertising. All local advertising and promotion shall be subject to TUMBLEWEED'S prior approval and shall be designed and produced in such a way, and in accordance with procedures TUMBLEWEED may adopt as part of the Manual or otherwise prescribed from time to time, to protect TUMBLEWEED'S proprietary interest in the TUMBLEWEED System. Without limiting the generality of the foregoing, FRANCHISEE shall issue no coupon redeemable at any TUMBLEWEED Restaurant, including the RESTAURANT, without the prior written approval of TUMBLEWEED.

          (b) No FRANCHISEE advertising or other use of any component of the TUMBLEWEED System shall contain any statement or material which, in the judgment of TUMBLEWEED, may be in bad taste or inconsistent with TUMBLEWEED'S public image, or bring disparagement, ridicule, or scorn upon TUMBLEWEED or any property or right included in the TUMBLEWEED System. FRANCHISEE shall cause to appear on all advertising, promotional or display materials and matter appropriate presentation of the name "TUMBLEWEED" including such copyright notices and notices of trademark and service mark rights and registrations as may be designated by TUMBLEWEED.

          (c) If an advertising cooperative is established by a majority of franchised and Company Restaurants during the initial term of this Agreement or any renewal or extension hereof in the "Area of Dominant Influence" (as then defined by the Arbitron Company) in which the RESTAURANT is located, then FRANCHISEE shall become a member of such cooperative and shall abide by its bylaws and rules so long as the cooperative is in existence.

          (d) Examples of all advertising and other promotional materials of any kind that FRANCHISEE desires to use, either directly or through an advertising cooperative, and which have not been prepared or previously approved by TUMBLEWEED, shall be submitted to TUMBLEWEED for its prior written approval. If FRANCHISEE or the cooperative do not receive either an approval or disapproval of such materials within thirty (30) days of the date of its submission to TUMBLEWEED, then the FRANCHISEE or the cooperative may presume TUMBLEWEED approves of such materials for current use. Notwithstanding the foregoing, TUMBLEWEED reserves the right to disapprove or withdraw its approval for any such materials at any time for any reason.

     Y.   NATIONAL ADVERTISING PROGRAM.

     TUMBLEWEED, at its option, may establish a national public relations and advertising program (the National Advertising Program). The National Advertising Program shall be funded with the same rate of contribution from each franchised TUMBLEWEED Restaurant the franchise agreement for which provides for such participation and from each TUMBLEWEED Restaurant TUMBLEWEED owns. All contributions to the National Advertising Program shall be used solely and exclusively for national, regional, and local advertising, development of sales and advertising tools, and public relations for the TUMBLEWEED System. The establishment of the National Advertising Program shall not constitute TUMBLEWEED'S assumption of either responsibility for or coordination of local advertising programs for TUMBLEWEED franchisees. If TUMBLEWEED exercises its discretion to create the National Advertising
Program:

          (a) FRANCHISEE shall contribute to the National Advertising Program an amount to be determined by TUMBLEWEED not to exceed one percent (1%) of FRANCHISEE'S Gross Sales during such periods as there are less than 100 TUMBLEWEED Restaurants in operation; 1-1/2% during such periods as there are 100-199 TUMBLEWEED Restaurants in operation; up to 2% during such periods as there are 200-299 TUMBLEWEED Restaurants in operation; and up to 3% during such period as there are over 300 TUMBLEWEED Restaurants in operation. TUMBLEWEED shall give FRANCHISEE at least thirty (30) days notice of any increase or decrease in the amount to be paid by FRANCHISEE. National Advertising Fund Contributions shall be paid on or before the twentieth (20th) day of each month based upon Gross Sales during the preceding month.

          (b) TUMBLEWEED shall establish a separate account which shall be known as the National Advertising Fund and all contributions to the National Advertising Program shall become a part of such Fund. All expenses of the National Advertising Program, including without limitation all general administrative costs, public relations, and advertising, merchandising, and promotional material expenses of the National Advertising Program, shall be paid from the Fund.

          (c) TUMBLEWEED may determine all aspects of the advertising to be conducted under the National Advertising Program, after reasonable consultation with its participating franchisees, including without limitation the choice of media and nature and location of advertising. There is no assurance that all owners of franchised TUMBLEWEED Restaurants will benefit directly or pro rata from advertising carried out by the National Advertising Program. TUMBLEWEED undertakes no obligation to ensure that expenditures by the Fund in or affecting any geographic area are proportionate or equivalent to the contributions to the Fund by TUMBLEWEED Restaurants operating in that geographic area.

          (d) TUMBLEWEED shall, upon written request, furnish FRANCHISEE with an annual accounting of the funds received and disbursed under the National Advertising Program.

          (e) Although TUMBLEWEED currently intends the National Advertising Fund to be of perpetual duration once it is established, TUMBLEWEED maintains the right to terminate the National Advertising Fund at any time after its creation. The National Advertising Fund shall not be terminated, however, until all monies therein have been expended for advertising and promotional purposes consistent with the National Advertising Program.

6.   CONFIDENTIAL INFORMATION.

     TUMBLEWEED possesses, and will further develop and acquire, certain confidential and proprietary information and trade secrets including but not limited to the following categories of information, methods, techniques, procedures and knowledge developed or to be developed by TUMBLEWEED, its Affiliates, and/or franchisees and developers (the "Confidential Information"):

          (1) methods, techniques, equipment, specifications, recipes (or any derivatives thereof), ingredients, standards, policies, procedures, information, concepts, systems relating to and knowledge of and experience in the development, operation, and franchising of TUMBLEWEED Restaurants and the TUMBLEWEED System;

          (2)  marketing and promotional programs for TUMBLEWEED Restaurants;

          (3) knowledge of specifications for and suppliers of certain Products, ingredients, materials, equipment and fixtures for TUMBLEWEED Restaurants or, for TUMBLEWEED's commissary operations;

          (4)  the Manual;

          (5) information concerning Product sales, operating results, financial performance, consumer preferences, inventory requirements for Products, materials and supplies and other financial data of TUMBLEWEED Restaurants; and

          (6)  customer lists and Product sales of the RESTAURANT.

     TUMBLEWEED will disclose to FRANCHISEE such parts of the Confidential Information as are required for the operation of the RESTAURANT to FRANCHISEE in providing guidance and assistance furnished to FRANCHISEE under this Agreement and FRANCHISEE may learn or otherwise obtain from TUMBLEWEED additional Confidential Information during the term hereof. FRANCHISEE acknowledges and agrees that neither FRANCHISEE nor any other person or entity will acquire any interest in or right to use the Confidential Information, other than the right to use it in the operation of the RESTAURANT pursuant to this Agreement, and that the use or duplication of the Confidential Information in any other business would constitute unfair competition with TUMBLEWEED and with other TUMBLEWEED Restaurants developers and franchisees. FRANCHISEE agrees to disclose the Confidential Information to Owners and to its employees only to the extent reasonably necessary for the operation of the RESTAURANT hereunder.

     FRANCHISEE acknowledges and agrees that the Confidential Information is a valuable asset of TUMBLEWEED, is proprietary and includes trade secrets of TUMBLEWEED. The Confidential Information is disclosed to FRANCHISEE solely on the condition that FRANCHISEE, its Owners and employees who have access to Confidential Information agree, and FRANCHISEE does hereby agree that, during and after the term of this Agreement, FRANCHISEE, its Owners, officers, directors, members, managers, agents, representatives and such employees:

          (1) will not use the Confidential Information in any other business or capacity;

          (2) will forever maintain the absolute confidentiality of the Confidential Information;

          (3) will not make unauthorized copies of any portion of the Confidential Information disclosed in written or other tangible form; and

          (4) will adopt and implement all reasonable procedures prescribed from time to time by TUMBLEWEED to prevent unauthorized use or disclosure of the Confidential Information, including, without limitation, requiring employees and Owners who will have access to such information to execute confidentiality agreements in the form prescribed by TUMBLEWEED. FRANCHISEE shall provide TUMBLEWEED, at its request, executed originals of each such agreement.

     Nothing contained herein shall be construed to prohibit FRANCHISEE from using the Confidential Information in connection with the operation of any TUMBLEWEED Restaurant pursuant to a franchise agreement or pursuant to a development agreement between TUMBLEWEED and FRANCHISEE.

     FRANCHISEE agrees to disclose to TUMBLEWEED all ideas, concepts, methods, techniques and products relating to the operation of TUMBLEWEED Restaurants conceived or developed by FRANCHISEE or its Owners, employees, officers, directors, members, managers, agents and representatives during the term of this Agreement. FRANCHISEE hereby grants to TUMBLEWEED and agrees to procure from its Affiliates, Owners or employees a perpetual, non-exclusive and worldwide right to use same in all TUMBLEWEED Restaurants operated by TUMBLEWEED, its Affiliates and its franchisees. TUMBLEWEED shall have no obligation to make any payment with respect to any such idea, concept, method, technique or product. FRANCHISEE agrees that FRANCHISEE will not use, nor will it allow any other person or entity to use, any such concept, method, technique or product without obtaining TUMBLEWEED's prior written approval, which may be withheld in TUMBLEWEED's sole discretion.

7.   COVENANTS NOT TO COMPETE.

     A.   USE OF TUMBLEWEED SYSTEM.

     FRANCHISEE and Owners recognize the uniqueness of the TUMBLEWEED System and, except as authorized under this Agreement or other written agreement with TUMBLEWEED, none of them shall use, directly or indirectly, through any corporation, partnership or association, or any employment or consulting arrangement, at any time during or after the term of this Agreement, any of the TUMBLEWEED System including without limitation any information from the Manual, the Sales Reporting System, the Secret Recipes or the TUMBLEWEED Marks in any food service business or other business of any kind, (including but not limited to a Competitive Business) nor shall any of them copy or imitate directly or indirectly, through any corporation, partnership, or association, or any employment or consulting arrangement, during or after the term of this Agreement, any of the TUMBLEWEED System, or prepare or serve any product that would be deceptively similar to any of TUMBLEWEED'S products.

     B.   COMPETITION DURING TERM.

     FRANCHISEE acknowledges and agrees that TUMBLEWEED would be unable to protect the Confidential Information against unauthorized use or disclosure and would be unable to encourage a free exchange of ideas and information among TUMBLEWEED Restaurants, if developers, franchisees and their owners (and members of their immediate families) were permitted to engage in, hold interests in or perform services for a Competitive Business. FRANCHISEE further acknowledges and agrees that the restrictions contained in this Section will not hinder its activities or the activities of its Owners under this Agreement or in general. TUMBLEWEED has entered into this Agreement with FRANCHISEE on the express condition that, with respect to the development and operation of businesses that offer Mexican or American-Southwest style food or mesquite flavored food for consumer consumption through on-premises or carry-out dining, delivery service, catering service or other distribution channel or a business that grants or has granted franchises or licenses or establishes or has established joint ventures, for the development or operation of such a business. FRANCHISEE and its Owners and members of their respective immediate families will deal exclusively with TUMBLEWEED. FRANCHISEE therefore agrees that, during the term of this Agreement, neither FRANCHISEE nor any Owner of FRANCHISEE, nor any member of the immediate family of FRANCHISEE or a Owner of FRANCHISEE, shall directly or indirectly:

          (a) have any interest as a disclosed or beneficial owner in any Competitive Business (This restriction shall not be applicable to the ownership of shares of a class of securities listed on a stock exchange or traded on the over-the-counter market that represent less than three percent (3%) of the number of shares of that class of securities issued and outstanding);

          (b) perform services as a director, officer, manager, employee, consultant, representative, agent, or otherwise for any Competitive Business; or

          (c) employ or seek to employ any person who is employed by TUMBLEWEED, its Affiliates or by any other developer or franchise owner of TUMBLEWEED Restaurants, nor induce nor attempt to induce any such person to leave said employment without the prior written consent of such person's employer.

     Furthermore, if FRANCHISEE is a corporation or partnership, it will not engage in any business or other activity, directly or indirectly, other than the development and operation of RESTAURANTS.

     The restrictions of this Section shall not be construed to prohibit FRANCHISEE, any Owner of FRANCHISEE, or any member of the immediate family of FRANCHISEE or its Owners from having a direct or indirect ownership interest in any TUMBLEWEED Restaurant, Development Agreement or Franchise Agreement for the development or operation of any TUMBLEWEED Restaurant, or any entity owning, controlling or operating a TUMBLEWEED Restaurant, or from providing services to any such TUMBLEWEED Restaurant pursuant to other agreements with TUMBLEWEED.

     C.   COMPETITION AFTER TERMINATION OR EXPIRATION.

     Upon termination of this Agreement by TUMBLEWEED in accordance with its terms and conditions or by FRANCHISEE without good cause, or upon expiration of this Agreement, neither FRANCHISEE nor any of its Owners shall directly or indirectly (through a member of the immediate family of FRANCHISEE or a Owner of FRANCHISEE, or otherwise) for a period of two (2) years commencing on the effective date of such termination or expiration or the date on which FRANCHISEE ceases to conduct its activities hereunder, whichever is later:

             (i) have any interest as a disclosed or beneficial owner in any Competitive Business or

            (ii) perform services as a director, officer, manager, employee, consultant, representative, agent or otherwise for any Competitive Business;

located or operating within a ten (10) mile radius of the RESTAURANT of any other TUMBLEWEED Restaurant in operation or under construction or the effective date of such termination or expiration; or

           (iii) employ or seek to employ any person who is employed by TUMBLEWEED, its Affiliates or by any other developer or franchise owner of TUMBLEWEED, nor induce nor attempt to induce any such person to leave said employment without the prior written consent of such person's employer.

     The restrictions of subparagraph (i) of this Paragraph will not be applicable to the ownership of shares of a class of securities listed on a stock exchange or traded on the over-the-counter market that represent less than three percent (3%) of the number of shares of that class of securities issued and outstanding nor shall they be construed to prohibit FRANCHISEE, any Owner of FRANCHISEE or any member of the immediate family of FRANCHISEE or its Owner's from having a direct or indirect ownership interest in any TUMBLEWEED Restaurant, Development Agreement or Franchise Agreement for the development or operation of any TUMBLEWEED Restaurant, or any entity owning, controlling or operating a TUMBLEWEED Restaurant, or from providing services to a TUMBLEWEED Restaurant.

8.   TERMINATION OF THE FRANCHISE.

     A.   BY FRANCHISEE.

     If FRANCHISEE is in full compliance with this Agreement and TUMBLEWEED materially breaches this Agreement, FRANCHISEE may terminate this Agreement effective thirty (30) days after delivery of written notice of termination if FRANCHISEE gives written notice of such breach to TUMBLEWEED and TUMBLEWEED does not:

     (1) correct such failure within thirty (30) days after delivery of such notice of material breach; or

     (2) if such breach cannot reasonably be cured within thirty (30) days after delivery of such notice, undertake within ten (10) days after delivery of such notice, and continue until completion, efforts to cure such breach.

Any termination of this Agreement by FRANCHISEE other than as provided in this Paragraph shall be deemed a termination by FRANCHISEE without cause.

     B.   BY TUMBLEWEED.

     TUMBLEWEED may terminate this Agreement, effective upon delivery of notice of termination to FRANCHISEE, or, if applicable, upon failure to cure to TUMBLEWEED's satisfaction any breach by the expiration of any period of time within which such breach may be cured in accordance with the provisions set forth below if:

     (1) FRANCHISEE fails to develop the RESTAURANT in accordance with this Agreement and commence operation of business within the time provided in this Agreement;

     (2) FRANCHISEE or any of its Owners abandons, surrenders or transfers control of the operation of the RESTAURANT without prior written approval of TUMBLEWEED;

     (3) FRANCHISEE or any of its Owners has made any material misrepresentation or omission in the application for the Franchise;

     (4) FRANCHISEE or any of its Owners is convicted by a trial court of or pleads guilty or no contest to a felony, or to another crime or offense that may adversely affect the reputation of FRANCHISEE or the RESTAURANT or the goodwill associated with the TUMBLEWEED Marks or engages in any misconduct which adversely affects the reputation of any TUMBLEWEED Restaurant or the goodwill associated with the TUMBLEWEED Marks;

     (5) FRANCHISEE or any of its Owners makes an assignment or transfer in violation of this Agreement;

     (6) FRANCHISEE or any of its Owners makes any unauthorized use or disclosure of or duplicates any copy of any Confidential Information, makes any unauthorized use of the TUMBLEWEED Marks or uses, duplicates, or discloses any portion of the Manual or challenges or seeks to challenge the validity of the TUMBLEWEED Marks or TUMBLEWEED System or the Confidential Information;

     (7)  FRANCHISEE loses the right to possession of the Site;

     (8) FRANCHISEE becomes insolvent in the sense that FRANCHISEE is unable to pay its bills as they become due or the current liabilities of FRANCHISEE exceed its current assets;

     (9) FRANCHISEE, its Owners, or members of their immediate families violate the restrictions of Section 7.B. hereof;

     (10) FRANCHISEE fails to report accurately the Gross Sales of the RESTAURANT or fails to make payments of any amounts due TUMBLEWEED for royalty fees, National Advertising Fund contributions, purchases from TUMBLEWEED or its Affiliates, or any other amounts due to TUMBLEWEED or its Affiliates, and does not correct such failure within ten (10) days after written notice thereof;

     (11) FRANCHISEE causes or permits to exist a default under the lease or sublease for the Site and fails to cure such default within the applicable cure period set forth in the lease or sublease;

     (12) FRANCHISEE or any of its Owners fail on three or more separate occasions within any period of twenty-four (24) consecutive months to comply with this Agreement, whether or not such failures to comply are corrected after notice of default is given, or fail on two (2) or more separate occasions within any period of twelve (12) consecutive months to comply with the same requirement under this Agreement, whether or not such failures to comply are corrected after notice of default is given; or

     (13) FRANCHISEE or any of its Owners fail to comply with any other provision of this Agreement or any mandatory specification, standard, or operating procedure prescribed by TUMBLEWEED and do not:
          (a) correct such failure within thirty (30) days after written notice of such failure to comply is delivered to FRANCHISEE; or (b) if such failure cannot reasonably be corrected within the aforesaid thirty (30) day period, undertake within ten (10) days after such written notice is delivered to FRANCHISEE, and continue until completion, efforts to bring the FRANCHISEE into full compliance, and furnish proof acceptable to TUMBLEWEED upon its request of such efforts and the date full compliance will be achieved.

     C.   TUMBLEWEED'S RIGHTS ON TERMINATION OR EXPIRATION.

     Upon any termination of this Agreement for any cause and upon any expiration of this Agreement:

     (1) FRANCHISEE shall immediately pay to TUMBLEWEED upon termination or expiration of this Agreement such royalty fees, National Advertising Fund contributions, amounts owed for purchases by FRANCHISEE from TUMBLEWEED or its Affiliates, interest due on any of the foregoing, and all other amounts owed to TUMBLEWEED or its Affiliates which are then unpaid;

     (2) Upon the termination or expiration of this Agreement, FRANCHISEE shall: (1) not thereafter directly or indirectly at any time or in any manner identify itself or any business as a current or former TUMBLEWEED Restaurant, or as a current or former franchisee of or as otherwise associated with TUMBLEWEED, or use any TUMBLEWEED Mark, any colorable imitation thereof or any mark substantially identical to or confusingly similar to any TUMBLEWEED Mark in any manner or for any purpose, or utilize for any purpose any trade name, trademark or service mark, or other commercial symbol or trade dress that suggests or indicates a connection or association with TUMBLEWEED; (2) remove all signs containing any TUMBLEWEED Mark, and return to TUMBLEWEED or destroy all supplies and other forms and materials containing any TUMBLEWEED Mark or otherwise identifying or relating to a TUMBLEWEED Restaurant; (3) take such action as may be required to cancel or, at TUMBLEWEED's option, to transfer to TUMBLEWEED or its designee, all fictitious or assumed name or equivalent registrations relating to its use of any TUMBLEWEED Mark; (4) take all such actions as may be necessary to transfer any telephone number and any telephone directory listings associated with the TUMBLEWEED Marks to TUMBLEWEED (FRANCHISEE acknowledges that, as between TUMBLEWEED and FRANCHISEE, TUMBLEWEED has the sole right to and interest in all telephone numbers and directory listings associated with the TUMBLEWEED Marks, and FRANCHISEE authorizes TUMBLEWEED, and hereby appoints TUMBLEWEED and any officer of TUMBLEWEED as his or her attorney in fact, to direct the telephone company and all listing agencies to transfer the same to TUMBLEWEED or at its direction, should FRANCHISEE fail or refuse to do so, and the telephone company and all listing agencies may accept this Agreement as conclusive of the exclusive right of the TUMBLEWEED in such telephone numbers and directory listings and its authority to direct their transfer); and (5) if TUMBLEWEED does not purchase the RESTAURANT as provided in Paragraph E of this Section, at FRANCHISEE's expense, make such modifications and alterations, including removal of all distinctive physical and structural features associated with the distinctive restaurant design, decor, image and other trade tress which TUMBLEWEED authorizes FRANCHISEE to use in connection with its operation of a TUMBLEWEED Restaurant as may be necessary to distinguish the Site of the RESTAURANT so clearly from its former appearance and from other TUMBLEWEED Restaurants as to prevent any possibility that the public will associate the Site with TUMBLEWEED Restaurants and any confusion created by such association. (Such modifications and alterations shall include, but not be limited to, removing or covering the distinctive color scheme; removing outside neon lighting; and removing all advertising, and promotional materials). FRANCHISEE shall furnish to TUMBLEWEED (i) within thirty
          (30) days after the effective date of termination or expiration, evidence satisfactory to TUMBLEWEED of FRANCHISEE's compliance with Subparagraphs (1) and (3) of the foregoing obligations, and

          (ii) within thirty (30) days after the later of expiration of TUMBLEWEED's option to purchase the RESTAURANT, as provided in this Section, or receipt of notice that TUMBLEWEED elects not to purchase the RESTAURANT pursuant to this Section, evidence satisfactory to TUMBLEWEED of FRANCHISEE's compliance with the foregoing obligations;

     (3) FRANCHISEE agrees that upon termination or expiration of the Franchise (without grant of a renewal franchise): (1) it will immediately cease to use any Confidential Information of TUMBLEWEED disclosed to or otherwise learned or acquired by FRANCHISEE in any business or otherwise; and (2) it will return to TUMBLEWEED all copies of the Manual and any other confidential materials which have been loaned or made available to it by TUMBLEWEED;

     (4) Upon termination of this Agreement by TUMBLEWEED in accordance with its terms and conditions or by FRANCHISEE without good cause, or upon expiration of this Agreement (without the grant of a renewal franchise), FRANCHISEE and its Owners shall comply with the provisions of Section 7.C. of this Agreement.

     D.   CONTINUING OBLIGATIONS.

     All obligations of TUMBLEWEED and FRANCHISEE which expressly or by their nature survive or are intended to survive the expiration or termination of this Agreement shall continue in full force and effect subsequent to and notwithstanding its expiration or termination and until they are satisfied in full or by their nature expire.

     E.   TUMBLEWEED'S RIGHT TO PURCHASE
          ASSETS OF THE RESTAURANT.

     Upon termination of this Agreement by TUMBLEWEED in accordance with its terms and conditions, upon termination of this Agreement by FRANCHISEE without cause, or upon expiration of this Agreement (without the grant of a Successor Franchise), TUMBLEWEED shall have the option, exercisable by giving written notice thereof within sixty (60) days from the date of such expiration or termination, to purchase from FRANCHISEE all the assets used in the RESTAURANT. Assets shall include, without limitation, leasehold improvements, equipment, furniture, fixtures, signs, supplies and the lease or sublease for the Site and at TUMBLEWEED's sole option, such Products as it may designate. TUMBLEWEED shall have the unrestricted right to assign this option to purchase. TUMBLEWEED or its assignee shall be entitled to all customary warranties and representations given by the seller of a business including, without limitation, representations and warranties as to (i) ownership, condition and title to assets; (ii) liens and encumbrances relating to the assets; and (iii) validity of contracts and liabilities, inuring to TUMBLEWEED or affecting the assets, contingent or otherwise. The purchase price for the assets of the RESTAURANT (excluding Products designated by TUMBLEWEED) shall be the fair market value, determined as of the date of termination of expiration of this Agreement in a manner consistent with reasonable depreciation of leasehold improvements owned by FRANCHISEE and the equipment, furniture, fixtures, signs and supplies of the RESTAURANT, provided that the purchase price shall not contain any factor or increment for any trademark, service mark or other commercial symbol used in connection with the operation of the RESTAURANT, goodwill or "going concern" value for the RESTAURANT and further provided that TUMBLEWEED may exclude from the assets purchased hereunder any equipment, furniture, fixtures, signs and supplies that are not approved as meeting quality standards for TUMBLEWEED Restaurants. The purchase price for Products shall be 80% of the price paid by FRANCHISEE. The length of the remaining term of the lease or sublease for the Site of the RESTAURANT shall also be considered in determining the fair market value hereunder. If TUMBLEWEED and FRANCHISEE are unable to agree on the value of the assets, the value shall be determined by an independent appraiser selected by TUMBLEWEED and FRANCHISEE, and if they are unable to agree on an appraiser, TUMBLEWEED and FRANCHISEE shall each select one appraiser, who shall select a third appraiser, and the value shall be deemed to be the average of the three (3) independent appraisals. Nothing contained herein shall restrict the manner in which the appraisers so selected value the leasehold improvements, equipment, furniture, fixtures, signs and inventory. The purchase price shall be paid in cash, a cash equivalent, or marketable securities of equal value at the closing of the purchase, which shall take place no later than ninety (90) days after receipt by FRANCHISEE of notice of exercise of this option to purchase, at which time FRANCHISEE shall deliver instruments transferring to TUMBLEWEED or its assignee: (1) good and merchantable title to the assets purchased, free and clear of all liens and encumbrances (other than liens and security interests acceptable to TUMBLEWEED or its assignee), with all sales and other transfer taxes paid by FRANCHISEE; (2) all licenses and permits of the RESTAURANT which may be assigned or transferred; and (3) the lease or sublease for the Site. In the event that FRANCHISEE cannot deliver clear title to all of the purchased assets as aforesaid, or in the event there shall be other unresolved issues, the closing of the sale shall be accomplished through an escrow. Further, FRANCHISEE and TUMBLEWEED shall, prior to closing, comply with all applicable legal requirements, including the bulk sales provisions of the Uniform Commercial Code of the state in which the RESTAURANT is located. TUMBLEWEED shall have the right to set off against and reduce the purchase price by any and all amounts owed by FRANCHISEE to TUMBLEWEED, and the amount of any encumbrances or liens against the assets or any obligations assumed by TUMBLEWEED. If TUMBLEWEED or its assignee exercises this option to purchase, pending the closing of such purchase as hereinabove provided, TUMBLEWEED shall have the right to appoint a manager to maintain the operation of the RESTAURANT. Alternatively, TUMBLEWEED may require FRANCHISEE to close the RESTAURANT during such time period without removing any assets from the Site. FRANCHISEE shall maintain in force all insurance policies required pursuant to this Agreement, until the date of closing. If the Site is leased, TUMBLEWEED agrees to use reasonable efforts to effect a termination of the existing lease for the Site and enter into a new lease on reasonable terms with the landlord. In the event TUMBLEWEED is unable to enter into a new lease

TUMBLEWEED will indemnify and hold harmless FRANCHISEE from any ongoing liability under the lease from the date TUMBLEWEED assumes possession of the Site.

9.   TRANSFERS.

     A.   BY TUMBLEWEED.

     This Agreement is fully transferable by TUMBLEWEED and shall inure to the benefit of any transferee or other legal successor to the interests of TUMBLEWEED herein.

     B.   FRANCHISEE MAY NOT TRANSFER
          WITHOUT APPROVAL OF TUMBLEWEED.

     FRANCHISEE understands and acknowledges that the rights and duties created by this Agreement are personal to FRANCHISEE and its Owners and that TUMBLEWEED has granted the rights hereunder to FRANCHISEE in reliance upon the individual or collective character, skill, aptitude, attitude, business ability and financial capacity of FRANCHISEE and its Owners. Accordingly, neither (a) this Agreement nor (b) any interest in the ownership of FRANCHISEE, the Franchise, the RESTAURANT or some or all of the assets of the RESTAURANT (other than inventory items in the ordinary course of business), may be transferred without the prior written approval of TUMBLEWEED. Any such transfer without such approval shall constitute a breach hereof and convey no rights to or interests in this Agreement, the Franchise, FRANCHISEE or the RESTAURANT or in the assets thereof. The stock certificates of FRANCHISEE shall bear the legend set forth in EXHIBIT A attached hereto. TUMBLEWEED shall have no duty to relieve any Owner transferring any stock or securities of FRANCHISEE from any of his duties as a Owner under this Agreement.

     As used in this Agreement the term "transfer" shall mean and include the voluntary, involuntary, conditional, direct or indirect assignment, sale, gift or other transfer by FRANCHISEE (or any of its Owners) of any interest in or grant of any security interest in:

     (1)  this Agreement;

     (2)  the Franchise;

     (3)  FRANCHISEE;

     (4)  the RESTAURANT; or

     (5) some or all of the assets of the RESTAURANT (other than inventory items in the ordinary course of business).

     As used above, an assignment, sale or other transfer shall include the following events:

     (1)  the transfer of ownership of shares or a partnership interest;

     (2) merger or consolidation or issuance of additional securities representing an ownership interest;

     (3) any sale of voting shares of FRANCHISEE or any security convertible to voting shares of FRANCHISEE or any agreement granting the right to exercise or control the exercise of the voting rights of any holder of an ownership interest; or

     (4) transfer in a divorce, insolvency, corporate or partnership dissolution proceeding or, in the event of the death of FRANCHISEE or an Owner of FRANCHISEE, by will, declaration of or transfer in trust, or under the laws of intestate succession or otherwise by operation of law.

     C.   CONDITIONS FOR APPROVAL OF TRANSFER.

     TUMBLEWEED will not unreasonably withhold its approval of a transfer of an interest in this Agreement, the FRANCHISEE, the Franchise or the RESTAURANT (or any of its assets) that meets all the applicable requirements of this Paragraph. All of the following conditions must be met prior to, or concurrently with, the effective date of the transfer:

     (1) FRANCHISEE and its Owners shall be in full compliance with this Agreement;

     (2) the proposed transferee and its owners must be individuals of good moral character and otherwise meet TUMBLEWEED's then applicable standards for TUMBLEWEED Restaurant franchisees and if the proposed transferee, its owners or affiliates have any other franchise agreements or development agreements with TUMBLEWEED, they are in full compliance with any such agreements and comply with subparagraph (6) below;

     (3) a transfer of ownership in the RESTAURANT or the assets of the RESTAURANT (other than inventory in the ordinary course of business) may only be made in conjunction with a transfer of this Agreement and all other TUMBLEWEED Restaurants developed pursuant to a development agreement with TUMBLEWEED, if applicable. If the transfer is of an Owner's interest in the FRANCHISEE, the transferee's name and relevant information shall be added as EXHIBIT A hereto, and the transferee shall then be bound by all provisions applicable to Owners and shall execute the Owner's Undertaking attached as EXHIBIT B hereto; and

     (4) FRANCHISEE and its Owners or the transferring Owner(s) and the transferee (if it is then a developer or franchisee of TUMBLEWEED) must execute a general release, in form satisfactory to TUMBLEWEED, of any and all claims against TUMBLEWEED, its Affiliates and their respective shareholders, officers, directors, employees and agents.

     In addition to the above, if the transfer is of this Agreement or a controlling interest in FRANCHISEE, or is one of a series of transfers which in the aggregate constitute the transfer of this Agreement or a controlling interest in FRANCHISEE, all of the following conditions must be met prior to, or concurrently with, the effective date of the transfer:

     (5) the transferee must have sufficient business experience, aptitude and financial resources to operate the RESTAURANT and perform the obligations of the transferor under this Agreement and neither the transferee nor its owners may be engaged in or intend to engage in a Competitive Business;

     (6) FRANCHISEE and the transferee (if it is then a developer or franchisee of TUMBLEWEED) must pay such royalty fees, National Advertising Fund contributions, amounts owed for purchases by FRANCHISEE or such transferee from TUMBLEWEED and its Affiliates, and all other amounts owed to TUMBLEWEED or its Affiliates, which are then due and unpaid;

     (7) the transferee and/or its personnel must agree to complete TUMBLEWEED's training program to TUMBLEWEED's satisfaction;

     (8) the transferee and its owners, at TUMBLEWEED's option, must agree, in a manner satisfactory to TUMBLEWEED, to be bound by all terms and conditions of this Agreement for the remainder of its term or execute TUMBLEWEED's then current form of standard franchise agreement and such ancillary documents (including guaranties) as are then customarily used by TUMBLEWEED in the grant of franchises for TUMBLEWEED Restaurants, modified as necessary to provide for the same royalty fees required hereunder and a term equal to the remaining term of this Agreement;

     (9) FRANCHISEE or the transferee must have paid TUMBLEWEED a transfer fee in the amount of Five Thousand Dollars ($5,000.00) or its costs and expenses, whichever is greater;

     (10) TUMBLEWEED must approve the material terms and conditions of such transfer, including, without limitation, that the price and terms of payment are not so burdensome as to adversely affect TUMBLEWEED's rights and interests under this Agreement;

     (11) if FRANCHISEE and/or its transferring Owner(s) finances any part of the sale price of the transferred interest, FRANCHISEE and/or its transferring Owner(s) must agree, in a manner satisfactory to TUMBLEWEED, that all obligations of the transferee under or pursuant to any promissory notes, agreements or security interests reserved by FRANCHISEE and/or its transferring Owner(s) in the assets of the RESTAURANT shall be subordinate to the obligations of the transferee to pay royalty fees, National Advertising Fund contribution and other amounts due to TUMBLEWEED and its Affiliates, and otherwise to comply with this Agreement or the franchise agreement executed by the transferee;

     (12) FRANCHISEE and its Owners (in the case of a transfer of this Agreement) or its Owner(s) must execute a noncompetition agreement in favor of TUMBLEWEED and the transferee, providing that neither FRANCHISEE, its Owner(s) nor its transferring Owner(s) (whichever is applicable, through a member of the immediate family of FRANCHISEE, its Owners or the transferring Owner(s) of FRANCHISEE, or otherwise) shall directly or indirectly for a period of two (2) years commencing on the effective date of such transfer:

               (a) have any interest as a disclosed or beneficial owner in any Competitive Business; or

               (b) perform services as a director, officer, manager, employee, consultant, representative, agent, or otherwise for any Competitive Business;

          located or operating within ten (10) miles of the RESTAURANT or any other TUMBLEWEED Restaurant in operation or under construction on the effective date of such transfer; or

               (c) employ or seek to employ, any person who is employed by TUMBLEWEED, its Affiliates or any developer or franchise owner of TUMBLEWEED, nor induce nor attempt to induce any such person to leave said employment without the prior written consent of such person's employer.

     (13) the transfer must be made in compliance with all applicable laws.

Subparagraphs (10) and (11) shall not apply to transfers by gift, bequest, or inheritance. The restrictions of Subparagraph 12(a) shall not be applicable to the ownership of shares of a class of securities listed on a stock exchange or traded on the over-the-counter market that represent less than three percent (3%) of the number of shares of that class of securities issued and outstanding.

     The rights of FRANCHISEE and its Owners to transfer interests in this Agreement, the Franchise, FRANCHISEE, the RESTAURANT (or the assets of the RESTAURANT) may be exercised only by the FRANCHISEE or its Owners and shall not be exercisable by a receiver, trustee, liquidator or other person acting in a comparable capacity with respect to the assets or ownership of FRANCHISEE.

     D.   TRANSFER TO A WHOLLY-OWNED CORPORATION.

     If FRANCHISEE is in full compliance with this Agreement, TUMBLEWEED shall not unreasonably withhold its approval of a transfer in the case of a proposed assignment or transfer of this Agreement, the Franchise, and the RESTAURANT to a corporation which conducts no business other than the RESTAURANT, which is actually managed by FRANCHISEE, in which FRANCHISEE maintains management control and owns and controls one hundred percent (100%) of the equity and voting power of all issued and outstanding capital stock. All certificates representing shares of stock of such corporation must be endorsed with the legend set forth in EXHIBIT A. Such an assignment shall not relieve FRANCHISEE of his or her obligations hereunder, and FRANCHISEE shall remain jointly and severally liable to TUMBLEWEED for all obligations hereunder.

     E.   DEATH OR INCAPACITY OF FRANCHISEE.

     Upon the death of FRANCHISEE or the permanent incapacity of FRANCHISEE to conduct business affairs or, if FRANCHISEE is a corporation or partnership, upon the death or permanent incapacity of an Owner of FRANCHISEE, all of such person's interest in this Agreement, or such interest in FRANCHISEE shall be transferred to a transferee approved by TUMBLEWEED. Such disposition of this Agreement or such interest in FRANCHISEE (including, without limitation, transfer by bequest or inheritance), shall be completed within a reasonable time, not to exceed six (6) months from the date of death or permanent disability and shall be subject to all the terms and conditions applicable to transfers contained in this Section. Failure to so transfer the interest in this Agreement or such interest in FRANCHISEE, within said period of time shall constitute a breach of this Agreement.

     F.   PUBLIC OR PRIVATE OFFERING.

     Securities of FRANCHISEE or an entity owning a direct or indirect equity interest in FRANCHISEE, this Agreement, the Franchise or the RESTAURANT may not be offered to the public pursuant to a private or public or governmentally regulated offering without the prior written consent of TUMBLEWEED which may be withheld in TUMBLEWEED's sole discretion. FRANCHISEE shall reimburse TUMBLEWEED for its reasonable expenses incurred in connection with the offering or proposed offering (including attorneys' fees).

     G.   EFFECT OF CONSENT TO TRANSFER.

     TUMBLEWEED's consent to a transfer of this Agreement or any interest in FRANCHISEE, the RESTAURANT, or the assets of the RESTAURANT shall not constitute a waiver of any claims it may have against FRANCHISEE (or its Owners), nor shall it be deemed a waiver of TUMBLEWEED's right to demand exact compliance with any of the terms or conditions of this Agreement by the transferee.

     H.   TUMBLEWEED'S RIGHT OF FIRST REFUSAL.

     If FRANCHISEE or any of its Owners shall at any time determine to sell an interest in this Agreement, the Franchise, the RESTAURANT, some or all of the assets of the RESTAURANT (other than inventory items in the ordinary course of business) or an ownership interest in FRANCHISEE, FRANCHISEE or its Owner(s) shall obtain a bona fide, arms length, executed written offer and earnest money deposit (in the amount of five percent (5%) or more of the offering price) from a qualified, responsible, bona fide and fully disclosed purchaser. A true and complete copy of the offer (and any proposed ancillary agreements) shall immediately be submitted to TUMBLEWEED by FRANCHISEE, such Owner(s) or both. The offer must apply only to an interest in this Agreement, the Franchise, the RESTAURANT, the assets of the RESTAURANT or FRANCHISEE.
It must not include the purchase of any other property or rights of FRANCHISEE (or such Owner(s)), but if the offeror proposes to buy any other property or rights from FRANCHISEE (or such Owner(s)) under a separate, contemporaneous offer, the price and terms of purchase offered to FRANCHISEE (or such Owner(s)) for the interest in this Agreement, the Franchise, the RESTAURANT, the assets of the RESTAURANT or FRANCHISEE shall reflect the bona fide price offered therefor and shall not reflect any value for any other property or rights. TUMBLEWEED shall have the right, exercisable by written notice delivered to FRANCHISEE or such Owner(s) within thirty (30) days from the date of delivery of an exact copy of such offer to TUMBLEWEED, to purchase such interest for the price and on the terms and conditions contained in such offer, provided that TUMBLEWEED may substitute cash, a cash equivalent, or marketable securities of equal value for any form of payment proposed in such offer, TUMBLEWEED's credit shall be deemed equal to the credit of any proposed purchaser, and TUMBLEWEED shall have not less than sixty (60) days to prepare for closing. TUMBLEWEED shall be entitled to all customary representations and warranties given by the seller of a business, including, without limitation, representations and warranties as to (i) ownership, condition and title to stock and/or assets; (ii) liens and encumbrances relating to the stock and/or assets; and (iii) validity of contracts and liabilities, contingent or otherwise, of the corporation whose stock is purchased. If TUMBLEWEED does not exercise its right of first refusal, FRANCHISEE or such Owner(s) may complete the sale to such purchaser pursuant to and on the exact terms of such offer, subject to TUMBLEWEED's approval of the transfer, as provided for herein, provided that if the sale to such purchaser is not completed within one hundred twenty (120) days after delivery of such offer to TUMBLEWEED, or if there is a change in the terms of the sale, TUMBLEWEED shall have an additional right of first refusal for thirty (30) days on the same terms and conditions as are applicable to the initial right of first refusal.

     I.   ADDITIONAL RESTRICTIONS ON FRANCHISEE.

     Without TUMBLEWEED'S prior written consent, FRANCHISEE shall not:

          (1) Pay or declare any dividend other than stock dividends or redeem or acquire, directly or indirectly, any of FRANCHISEE'S stock, if after the dividend payment, redemption or acquisition FRANCHISEE'S current liabilities would exceed its current assets.

          (2) Except for purchase money security interests and mortgages incidental to the acquisition of the Site and the commencement of RESTAURANT operations and disclosed fully to TUMBLEWEED, create or permit to exist any lien or encumbrance (including any charge upon assets purchased under conditional sales or other title retention agreements) upon any of its assets, whether now owned or hereafter acquired, other than liens and encumbrances incidental to the conduct of FRANCHISEE'S business or the ownership of its assets which were not incurred in connection with the borrowing of money or the obtaining of advances or credits or which do not in the aggregate materially detract from the value of FRANCHISEE'S assets or materially impair the use thereof in the operation of its business.

          (3) Assume, guarantee, endorse, or otherwise become liable upon obligations of any Person (except by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business).

          (4) Purchase or otherwise acquire any shares of stock or obligations of, or make loans or advances to, or investments in, any Person except investments and direct obligations of the United States of America, prime commercial paper and certificates of deposit issued by commercial banks, money market funds investing only in the foregoing, securities listed on a national exchange, or mutual funds investing only in the foregoing.

          (5) Become a party as lessee under a lease of real or personal property other than the Site and equipment described in the Manual and actually used in the RESTAURANT.

          (6) Engage in any business except the operation of the RESTAURANT at the Site and the operation of other TUMBLEWEED Restaurants under separate development and franchise agreements with TUMBLEWEED pursuant to the terms of such agreements.

     J.   FRANCHISEE'S RIGHT OF FIRST REFUSAL
          TO PERFORM DELIVERY SERVICE.

     If TUMBLEWEED and/or its Affiliates in their sole discretion determine to operate or license third parties to operate Delivery Units in the Exclusive Area, FRANCHISEE shall be notified by TUMBLEWEED in writing of such determination and FRANCHISEE shall have fifteen (15) days after receipt of such notice to inform TUMBLEWEED, in writing, that FRANCHISEE wishes to exercise its right of first refusal to operate such Delivery Unit(s) in accordance with TUMBLEWEED's or its Affiliate's standards and specifications (the "Delivery Standards"). If FRANCHISEE timely notifies TUMBLEWEED of its exercise of its right of first refusal, neither TUMBLEWEED nor its Affiliate shall operate or grant another Person the right to operate Delivery Service for so long as FRANCHISEE operates Delivery Units in the Exclusive Area in accordance with the Delivery Standards. FRANCHISEE acknowledges that it may be required to sign additional documents in order to implement the provisions of this Section 9.J, and that such documents will not contain provisions inconsistent with this Section 9.J. If FRANCHISEE declines or fails to timely exercise its right of first refusal, or if FRANCHISEE fails to operate Delivery Units in accordance with the Delivery Standards, then TUMBLEWEED and/or its Affiliate may operate or license another Person to operate Delivery Units in the Exclusive Area.

10.  INTERPRETATION AND ENFORCEMENT.

     A.   SEVERABILITY AND SUBSTITUTION OF VALID PROVISIONS.

     If any provision of this Agreement relating to the in-term exclusive dealing covenants is declared or made invalid or unenforceable by judicial action, legislation or other government action TUMBLEWEED, in its sole discretion, if it believes that the continuation of this Agreement would not be in its best interests, may terminate this Agreement upon sixty (60) days prior written notice to FRANCHISEE.

     All other provisions of this Agreement are severable and this Agreement shall be interpreted and enforced as if all completely invalid or unenforceable provisions were not contained herein and partially valid and enforceable provisions shall be enforced to the extent valid and enforceable.
 To the extent the post-transfer restrictive covenants or post-termination restrictive covenants contained herein are deemed unenforceable by virtue of their scope in terms of geographic area, business activity prohibited, or length of time, but may be made enforceable by reductions of either or any thereof, FRANCHISEE and TUMBLEWEED agree that same shall be enforced to the fullest extent permissible under the laws and public policies applied in the jurisdiction in which enforcement is sought. If any applicable and binding law or rule of any jurisdiction requires a greater prior notice of the termination of this Agreement than is required hereunder, or the taking of some other action not required hereunder, or if under any applicable and binding law or rule of any jurisdiction, any provision of this Agreement or any specification, standard or operating procedure prescribed by TUMBLEWEED is invalid or unenforceable, the prior notice and/or other action required by such law or rule shall be substituted for the comparable provisions hereof, and TUMBLEWEED shall have the right, in its sole discretion, to modify such invalid or unenforceable provision, specification, standard or operating procedure to the extent required to be valid and enforceable. Such modifications to this Agreement shall be effective only in such jurisdiction and shall be enforced as originally made and entered into in all other jurisdictions.

     B.   WAIVER OF OBLIGATIONS.

     TUMBLEWEED and FRANCHISEE may by written instrument unilaterally waive or reduce any obligation of or restriction upon the other under this Agreement, effective upon delivery of written notice thereof to the other or such other effective date stated in the notice of waiver. Whenever this Agreement requires TUMBLEWEED's prior approval or consent, FRANCHISEE shall make a timely written request therefor and such approval shall be obtained in writing. In the event FRANCHISEE desires to request a waiver from the TUMBLEWEED, FRANCHISEE shall follow the procedures with regard to requests for waivers and the TUMBLEWEED's response thereto set forth in the Manual.

     TUMBLEWEED makes no warranties or guarantees upon which FRANCHISEE may rely, and assumes no liability or obligation to FRANCHISEE, by granting any waiver, approval, or consent to FRANCHISEE, or by reason of any neglect, delay, or denial of any request therefor. Any waiver granted by TUMBLEWEED shall be without prejudice to any other rights TUMBLEWEED may have, will be subject to continuing review by TUMBLEWEED, and may be revoked, in TUMBLEWEED's sole discretion, at any time and for any reason, effective upon delivery to FRANCHISEE of ten (10) days' prior written notice.

     TUMBLEWEED and FRANCHISEE shall not be deemed to have waived or impaired any right, power or option reserved by this Agreement (including, without limitation, the right to demand exact compliance with every term, condition and covenant herein, or to declare any breach thereof to be a default and to terminate this Agreement prior to the expiration of its term), by virtue of any (i) custom or practice of the parties at variance with the terms hereof;
(ii) any failure, refusal, or neglect of TUMBLEWEED or FRANCHISEE to exercise any right under this Agreement or to insist upon exact compliance by the other with its obligations hereunder, including, without limitation, any mandatory specification, standard or operating procedure; (iii) any waiver, forbearance, delay, failure, or omission by TUMBLEWEED to exercise any right, power, or option, whether of the same, similar or different nature, with respect to any TUMBLEWEED Restaurant or any development or franchise agreement therefor; (iv) any grant of a Franchise Agreement to FRANCHISEE; or
(v) the acceptance by TUMBLEWEED of any payment from FRANCHISEE after any breach of this Agreement.

     Neither TUMBLEWEED nor FRANCHISEE shall be liable for loss or damage or deemed to be in breach of this Agreement if its failure to perform its obligations results from any of the following and is not caused or exacerbated by the non-performing party: (1) transportation shortages, inadequate supply of equipment, merchandise, supplies, labor, material, or energy, or the voluntary forgoing of the right to acquire or use any of the foregoing in order to accommodate or comply with the orders, requests, regulations, recommendations, or instructions of any federal, state, or municipal government or any department or agency thereof; (2) compliance with any law, ruling, order, regulation, requirement, or instruction of any federal, state, or municipal government or any department or agency thereof;
(3) acts of God; (4) acts of war or insurrection; (5) strikes, lockouts, boycotts, fire and other casualties; or (6) any other similar event or cause.
 Any delay resulting from any of said causes shall extend performance accordingly or excuse performance, in whole or in part, as may be reasonable, except that such causes shall not excuse payment of amounts owed at the time of such occurrence or payment of any fees thereafter and as soon as performance is possible the non-performing party shall immediately resume performance nor shall such period of excused non-performance exceed six (6) months.

     C.   RIGHTS OF PARTIES ARE CUMULATIVE.

     The rights of TUMBLEWEED and FRANCHISEE hereunder are cumulative and no exercise or enforcement by TUMBLEWEED or FRANCHISEE of any right or remedy hereun-der shall preclude the exercise or enforcement by TUMBLEWEED or FRANCHISEE of any other right or remedy hereunder or which TUMBLEWEED or FRANCHISEE is entitled by law to enforce.

     D.   BINDING EFFECT.

     This Agreement is binding upon the parties hereto and their respective executors, administrators, heirs, assigns, and successors in interest, and shall not be modified except by written agreement signed by both FRANCHISEE and TUMBLEWEED.

     E.   CONSTRUCTION.

     The preambles and exhibits are a part of this Agreement, which constitutes the entire agreement of the parties, and there are no other oral or written understandings or agreements between TUMBLEWEED and FRANCHISEE relating to the subject matter of this Agreement. Nothing in this Agreement is intended, nor shall be deemed, to confer any rights or remedies upon any person or legal entity not a party hereto. The headings of the several sections and paragraphs hereof are for convenience only and do not define, limit, or construe the contents of such sections or paragraphs. The term "FRANCHISEE" as used herein is applicable to one or more persons, a corporation or a partnership, as the case may be, and the singular usage includes the plural and the masculine and neuter usages include each other and the feminine. References to "ownership interests" shall include: (a) in relation to a company, the ownership of shares in the company; (b) in relation to a partnership, the ownership of a general or limited partnership interest; or (c) in relation to a trust, the ownership of the beneficial interest of such trust. References to "immediate family" as used herein shall mean parents, spouses, natural and adopted children and siblings and their spouses, and the parents, children and siblings of spouses. References to a "controlling interest" in FRANCHISEE shall mean, if FRANCHISEE is a company, thirty-three and one-third percent (33-1/3%) or more of the voting shares of FRANCHISEE if FRANCHISEE is owned by three (3) or more persons or entities, otherwise fifty percent (50%) or more of the voting control of FRANCHISEE, and, if FRANCHISEE is a partnership, thirty-three and one-third percent (33-1/3%) of the general partnership interest in FRANCHISEE if FRANCHISEE has three (3) or more general partners, otherwise fifty percent (50%) or more of the general partnership interest. If two or more persons are at any time FRANCHISEE hereunder, whether or not as partners or joint venturers, their obligations and liabilities to TUMBLEWEED shall be joint and several. This Agreement shall be executed in multiple copies, each of which shall be deemed an original.

     F.   ARBITRATION.

     EXCEPT FOR CONTROVERSIES, DISPUTES OR CLAIMS RELATED TO OR BASED ON, (1) ANY ACTION BY TUMBLEWEED TO STOP OR PREVENT ANY THREAT OR DANGER TO PUBLIC HEALTH OR SAFETY RESULTING FROM THE CONSTRUCTION OR OPERATION OF THE RESTAURANT; OR (2) AT

TUMBLEWEED'S OPTION, FRANCHISEE'S USE OF THE TUMBLEWEED MARKS, ALL CONTROVERSIES, DISPUTES OR CLAIMS BETWEEN TUMBLEWEED AND ITS SUBSIDIARIES, AFFILIATES, SHAREHOLDERS, OFFICERS, DIRECTORS, MANAGERS, AGENTS AND EMPLOYEES AND FRANCHISEES (AND ITS OWNERS, GUARANTORS, AFFILIATES AND EMPLOYEES, IF APPLICABLE) ARISING OUT OF OR RELATED TO:

               (I) THIS AGREEMENT OR ANY OTHER AGREEMENT BETWEEN TUMBLEWEED AND FRANCHISEE OR ANY PROVISION OF ANY SUCH AGREEMENT;

               (II) TUMBLEWEED'S RELATIONSHIP WITH FRANCHISEE;

               (III) THE VALIDITY OF THIS AGREEMENT OR ANY OTHER AGREEMENT BETWEEN FRANCHISEE AND TUMBLEWEED OR ANY PROVISION OF ANY SUCH AGREEMENT; OR

               (IV) ANY STANDARD, SPECIFICATION OR OPERATING PROCEDURE RELATING TO THE ESTABLISHMENT AND OPERATION OF THE RESTAURANT

WILL BE SUBMITTED FOR BINDING ARBITRATION TO THE LOUISVILLE, KENTUCKY OFFICE OF THE AMERICAN ARBITRATION ASSOCIATION ON DEMAND OF EITHER PARTY. SUCH ARBITRATION PROCEEDING WILL BE CONDUCTED IN LOUISVILLE, KENTUCKY AND, EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, WILL BE HEARD BY ONE ARBITRATOR IN ACCORDANCE WITH THE THEN CURRENT FRANCHISING ARBITRATION RULES, IF ANY, OTHERWISE THE THEN CURRENT COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION. ALL MATTERS RELATING TO ARBITRATION WILL BE GOVERNED BY THE FEDERAL ARBITRATION ACT (9 U.S.C. SECTIONS 1 ET SEQ.) AND NOT BY ANY STATE ARBITRATION LAW.

     THE ARBITRATOR WILL HAVE THE RIGHT TO AWARD OR INCLUDE IN THE AWARD ANY RELIEF WHICH THE ARBITRATOR DEEMS PROPER IN THE CIRCUMSTANCES, INCLUDING, WITHOUT LIMITATION, MONEY DAMAGES (WITH INTEREST ON UNPAID AMOUNTS FROM THE DATE DUE), SPECIFIC PERFORMANCE, INJUNCTIVE RELIEF AND ATTORNEYS' FEES AND COSTS, PROVIDED THAT THE ARBITRATOR WILL NOT HAVE THE RIGHT TO DECLARE ANY MARK GENERIC OR OTHERWISE INVALID OR, EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, TO AWARD EXEMPLARY OR PUNITIVE DAMAGES. THE AWARD AND DECISION OF THE ARBITRATOR WILL BE CONCLUSIVE AND BINDING UPON ALL PARTIES HERETO, AND JUDGMENT

UPON THE AWARD MAY BE ENTERED IN ANY COURT OF COMPETENT JURISDICTION.

     TUMBLEWEED AND FRANCHISEE AGREE TO BE BOUND BY THE PROVISIONS OF ANY LIMITATION ON THE PERIOD OF TIME IN WHICH CLAIMS MUST BE BROUGHT UNDER APPLICABLE LAW OR THIS AGREEMENT, WHICHEVER EXPIRES EARLIER. TUMBLEWEED AND FRANCHISEE FURTHER AGREE THAT, IN CONNECTION WITH ANY SUCH ARBITRATION PROCEEDING, EACH MUST SUBMIT OR FILE ANY CLAIM WHICH WOULD CONSTITUTE A COMPULSORY COUNTERCLAIM (AS DEFINED BY RULE 13 OF THE FEDERAL RULES OF CIVIL PROCEDURE) WITHIN THE SAME PROCEEDING AS THE CLAIM TO WHICH IT RELATES. ANY SUCH CLAIM WHICH IS NOT SUBMITTED OR FILED AS DESCRIBED ABOVE WILL BE FOREVER BARRED.

     TUMBLEWEED AND FRANCHISEE AGREE THAT ARBITRATION WILL BE CONDUCTED ON AN INDIVIDUAL, NOT A CLASS-WIDE, BASIS, AND THAT AN ARBITRATION PROCEEDING BETWEEN TUMBLEWEED AND ITS AFFILIATES, SHAREHOLDERS, OFFICERS, DIRECTORS, AGENTS AND EMPLOYEES AND FRANCHISEE (AND/OR ITS OWNERS, GUARANTORS, AFFILIATES AND EMPLOYEES, IF APPLICABLE) MAY NOT BE CONSOLIDATED WITH ANY OTHER ARBITRATION PROCEEDING BETWEEN THEM AND ANY OTHER PERSON, CORPORATION, LIMITED LIABILITY COMPANY OR PARTNERSHIP.

     NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS SECTION, TUMBLEWEED AND FRANCHISEE EACH HAVE THE RIGHT IN A PROPER CASE TO OBTAIN TEMPORARY RESTRAINING ORDERS AND TEMPORARY OR PRELIMINARY INJUNCTIVE RELIEF FROM A COURT OF COMPETENT JURISDICTION; PROVIDED, HOWEVER, THAT TUMBLEWEED AND FRANCHISEE MUST CONTEMPORANEOUSLY SUBMIT THE DISPUTE FOR ARBITRATION ON THE MERITS AS PROVIDED HEREIN EXCEPT AS OTHERWISE PROVIDED IN THE FIRST PARAGRAPH OF THIS SECTION 10.

     THE PROVISIONS OF THIS SECTION ARE INTENDED TO BENEFIT AND BIND CERTAIN THIRD PARTY NON-SIGNATORIES AND WILL CONTINUE IN FULL FORCE AND EFFECT SUBSEQUENT TO AND NOTWITHSTANDING THE EXPIRATION OR TERMINATION OF THIS AGREEMENT.

     G.   GOVERNING LAW.

     ALL MATTERS RELATING TO ARBITRATION WILL BE GOVERNED BY THE FEDERAL ARBITRATION ACT (9 U.S.C. SECTIONS 1 ET SEQ). EXCEPT TO THE EXTENT GOVERNED BY THE FEDERAL ARBITRATION ACT, THE UNITED STATES TRADEMARK ACT OF 1946 (LANHAM ACT, 15 U.S.C. SECTIONS 1051 ET SEQ.) OR

OTHER FEDERAL LAW, THIS AGREEMENT AND ALL CLAIMS ARISING FROM THE
RELATIONSHIP BETWEEN TUMBLEWEED AND FRANCHISEE WILL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF KENTUCKY WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES.

     H.   CONSENT TO JURISDICTION AND VENUE.

     FRANCHISEE AND ITS OWNERS AGREE THAT ALL JUDICIAL ACTIONS BROUGHT BY TUMBLEWEED AGAINST FRANCHISEE OR ITS OWNERS OR BY FRANCHISEE OR ITS OWNERS AGAINST TUMBLEWEED OR ITS SUBSIDIARIES, AFFILIATES, SHAREHOLDERS, OFFICERS, DIRECTORS, MANAGERS, AGENTS OR EMPLOYEES MUST BE BROUGHT IN ANY COURT OF COMPETENT JURISDICTION IN JEFFERSON COUNTY, KENTUCKY OR FEDERAL DISTRICT COURT FOR THE WESTERN DISTRICT OF KENTUCKY AND FRANCHISEE (AND EACH OWNER) IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND WAIVE ANY OBJECTION FRANCHISEE, OR OWNER MAY HAVE TO EITHER THE JURISDICTION OF OR VENUE IN SUCH COURTS. NOTWITHSTANDING THE FOREGOING, TUMBLEWEED MAY BRING AN ACTION TO OBTAIN A RESTRAINING ORDER OR TEMPORARY OR PRELIMINARY INJUNCTION, OR ENFORCE AN ARBITRATION AWARD, IN ANY FEDERAL OR STATE COURT OF GENERAL JURISDICTION IN THE STATE IN WHICH FRANCHISEE RESIDES OR IN WHICH THE RESTAURANT IS LOCATED.

     I.   WAIVER OF PUNITIVE DAMAGES.

     EXCEPT WITH RESPECT TO FRANCHISEE'S OBLIGATION TO INDEMNIFY TUMBLEWEED PURSUANT TO SECTION 5.V. AND CLAIMS TUMBLEWEED BRINGS AGAINST FRANCHISEE FOR UNAUTHORIZED USE OR DISCLOSURE OF ANY CONFIDENTIAL INFORMATION, TUMBLEWEED AND FRANCHISEE AND ITS OWNERS WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT TO OR CLAIM FOR ANY PUNITIVE OR EXEMPLARY DAMAGES AGAINST THE OTHER AND AGREE THAT, IN THE EVENT OF A DISPUTE BETWEEN THEM, THE PARTY MAKING A CLAIM WILL BE LIMITED TO EQUITABLE RELIEF AND TO RECOVERY OF ANY ACTUAL DAMAGES IT SUSTAINS.

     J.   WAIVER OF JURY TRIAL.

     TUMBLEWEED AND FRANCHISEE IRREVOCABLY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER AT LAW OR IN EQUITY, BROUGHT BY EITHER OF THEM.

     K.   LIMITATIONS OF CLAIMS.

     ANY AND ALL CLAIMS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE RELATIONSHIP OF FRANCHISEE AND TUMBLEWEED PURSUANT TO THIS AGREEMENT WILL BE BARRED UNLESS AN ACTION IS COMMENCED WITHIN ONE (1) YEAR FROM THE DATE ON WHICH THE ACT OR EVENT GIVING RISE TO THE CLAIM OCCURRED, OR ONE (1) YEAR FROM THE DATE ON WHICH FRANCHISEE OR TUMBLEWEED KNEW OR SHOULD HAVE KNOWN, IN THE EXERCISE OF REASONABLE DILIGENCE, OF THE FACTS GIVING RISE TO SUCH CLAIMS, WHICHEVER OCCURS FIRST.

     L.   COSTS AND LEGAL FEES.

     If TUMBLEWEED or FRANCHISEE is required to enforce this Agreement in a judicial or arbitration proceeding, the party prevailing in such proceeding shall be reimbursed by the other party for its costs and expenses, including, without limitation, reasonable accountants', attorneys', attorneys assistants', arbitrators' and expert witness fees, cost of investigation and proof of facts, court costs, other litigation expenses and travel and living expenses, whether incurred prior to, in preparation for or in contemplation of the filing of any such proceeding. If TUMBLEWEED is required to engage legal counsel in connection with any failure by FRANCHISEE to comply with this Agreement, FRANCHISEE shall reimburse TUMBLEWEED for any of the above-listed costs and expenses incurred by it.

11.  NOTICES AND PAYMENTS.

     All written notices and reports permitted or required to be delivered by the provisions of this Agreement or of the Operating Manual shall be deemed so delivered at the time delivered by hand, one (1) business day after transmission by telegraph or telex, one (1) business day after being placed in the hands of a commercial courier service for overnight delivery, or three
(3) business days after placement in the United States Mail by Registered or Certified Mail, Return Receipt Requested, postage prepaid and addressed to TUMBLEWEED at TUMBLEWEED, LLC, 1900 Mellwood Avenue, Louisville, Kentucky 40206, to the attention of the President, or its most current principal business address of which FRANCHISEE has been notified, or to FRANCHISEE at FRANCHISEE's most current principal business address of which TUMBLEWEED has been notified, as applicable. All payments and reports required by this Agreement shall be directed to Tumbleweed, LLC, 1900 Mellwood Avenue, Louisville, Kentucky 40206, or to such other persons and places as TUMBLEWEED may direct from time to time. Any required payment or report not actually received by TUMBLEWEED during regular business hours on the date due (or postmarked by postal authorities at least two (2) days prior thereto) shall be deemed delinquent.

12.  ACKNOWLEDGMENTS, REPRESENTATIONS AND COVENANTS.

     FRANCHISEE ACKNOWLEDGES THAT IT HAS READ THIS AGREEMENT AND TUMBLEWEED'S UNIFORM FRANCHISE OFFERING CIRCULAR AND THAT IT UNDERSTANDS AND ACCEPTS THE TERMS, CONDITIONS AND COVENANTS CONTAINED IN THIS AGREEMENT AS BEING REASONABLY NECESSARY TO MAINTAIN TUMBLEWEED'S HIGH STANDARDS OF QUALITY AND SERVICE AND THE UNIFORMITY OF THOSE STANDARDS AT ALL TUMBLEWEED RESTAURANTS IN ORDER TO PROTECT AND PRESERVE THE GOODWILL OF THE TUMBLEWEED MARKS.

     FRANCHISEE ACKNOWLEDGES THAT IT HAS CONDUCTED AN INDEPENDENT INVESTIGATION OF THE BUSINESS CONTEMPLATED BY THIS AGREEMENT AND RECOGNIZES THAT, LIKE ANY OTHER BUSINESS, THE NATURE OF THE BUSINESS CONDUCTED BY TUMBLEWEED RESTAURANTS MAY EVOLVE AND CHANGE OVER TIME, THAT AN INVESTMENT IN A TUMBLEWEED RESTAURANT INVOLVES BUSINESS RISKS, AND THAT THE SUCCESS OF THE VENTURE IS LARGELY DEPENDENT UPON THE BUSINESS ABILITIES AND EFFORTS OF FRANCHISEE.

     FRANCHISEE FURTHER ACKNOWLEDGES THAT ITS OBLIGATION TO RENOVATE OR REDECORATE THE RESTAURANT AND ITS FURNISHINGS WILL REQUIRE ADDITIONAL CAPITAL EXPENDITURES FROM TIME TO TIME AND THAT ALL GOODWILL ARISING FROM FRANCHISEE'S OPERATION OF THE RESTAURANT WILL INURE TO THE BENEFIT OF AND BE THE PROPERTY OF TUMBLEWEED. FRANCHISEE ACKNOWLEDGES AND UNDERSTANDS THAT THERE MAY BE VARIANCES BETWEEN THIS AGREEMENT AND OTHER FRANCHISE AGREEMENTS TUMBLEWEED HAS ENTERED INTO OR MAY ENTER INTO WITH OTHER FRANCHISEES.

     FRANCHISEE ACKNOWLEDGES THAT NO REPRESENTATIONS OR STATEMENTS OF ACTUAL, AVERAGE, PROJECTED OR FORECASTED SALES, PROFITS OR EARNINGS HAVE BEEN MADE WITH RESPECT TO TUMBLEWEED RESTAURANTS OR THE BUSINESS CONTEMPLATED BY THIS AGREEMENT. NEITHER TUMBLEWEED'S SALES PERSONNEL NOR ANY EMPLOYEE OR OFFICER OF THE TUMBLEWEED IS AUTHORIZED TO MAKE ANY CLAIMS OR STATEMENTS AS TO THE EARNINGS, SALES OR PROFITS OR PROSPECTS OR CHANCES OF SUCCESS THAT ANY DEVELOPER OR FRANCHISEE CAN EXPECT OR THAT PRESENT OR PAST DEVELOPERS OR FRANCHISEES HAVE HAD. TUMBLEWEED SPECIFICALLY INSTRUCTS ITS SALES PERSONNEL, AGENTS, EMPLOYEES AND OFFICERS THAT THEY ARE NOT PERMITTED TO MAKE SUCH CLAIMS OR STATEMENTS AS TO THE EARNINGS, SALES OR PROFITS OR THE PROSPECTS OR CHANCES OF SUCCESS, NOR ARE THEY AUTHORIZED TO REPRESENT OR ESTIMATE DOLLAR FIGURES AS TO TUMBLEWEED RESTAURANTS. TUMBLEWEED RECOMMENDS THAT APPLICANTS FOR FRANCHISES MAKE THEIR OWN INVESTIGATIONS AND DETERMINE WHETHER OR NOT THE BUSINESS CONTEMPLATED BY THIS AGREEMENT IS PROFITABLE. TUMBLEWEED WILL NOT BE BOUND BY ANY UNAUTHORIZED REPRESENTATIONS AS TO FRANCHISEE'S EARNINGS, SALES, PROFITS OR PROSPECTS OR CHANCES OF SUCCESS. TUMBLEWEED RECOMMENDS THAT EACH APPLICANT FOR FRANCHISES CONSULT WITH AN ATTORNEY OF ITS CHOOSING AND FURTHER BE REPRESENTED BY LEGAL COUNSEL AT THE TIME OF ITS CLOSING. FRANCHISEE ACKNOWLEDGES THAT IT HAS NOT RECEIVED OR RELIED ON ANY REPRESENTATIONS ABOUT THE DEVELOPMENT RIGHTS HEREIN GRANTED BY TUMBLEWEED, OR ITS OFFICERS, DIRECTORS,

EMPLOYEES OR AGENTS, THAT ARE CONTRARY TO THE STATEMENTS MADE IN TUMBLEWEED'S UNIFORM FRANCHISE OFFERING CIRCULAR OR TO THE TERMS HEREIN.

     FRANCHISEE ACKNOWLEDGES THAT IN ALL OF ITS DEALINGS WITH FRANCHISEE, THE OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS OF TUMBLEWEED ACT ONLY IN A REPRESENTATIVE CAPACITY AND NOT IN AN INDIVIDUAL CAPACITY. FRANCHISEE FURTHER ACKNOWLEDGES THAT THIS AGREEMENT, AND ALL BUSINESS DEALINGS BETWEEN FRANCHISEE AND SUCH INDIVIDUALS AS A RESULT OF THIS AGREEMENT, ARE SOLELY BETWEEN FRANCHISEE AND TUMBLEWEED. FRANCHISEE FURTHER REPRESENTS TO TUMBLEWEED, AS AN INDUCEMENT TO ITS ENTRY INTO THIS AGREEMENT, THAT NEITHER FRANCHISEE NOR ITS OWNERS HAVE MADE ANY MISREPRESENTATIONS IN OBTAINING THE RIGHTS GRANTED HEREUNDER.

     IF FRANCHISEE IS A LEGAL ENTITY, FRANCHISEE (I) REPRESENTS AND WARRANTS THAT IT IS DULY ORGANIZED AND VALIDLY EXISTING IN GOOD STANDING UNDER THE LAWS OF THE JURISDICTION OF ITS ORGANIZATION, IS QUALIFIED TO DO BUSINESS IN ALL JURISDICTIONS IN WHICH ITS BUSINESS ACTIVITIES OR THE NATURE OF PROPERTIES OWNED BY FRANCHISEE REQUIRES SUCH QUALIFICATION, AND HAS THE AUTHORITY TO EXECUTE, DELIVER AND CARRY OUT ALL OF THE TERMS OF THIS AGREEMENT; AND (II) AGREES THAT ALL CERTIFICATES REPRESENTING OWNERSHIP INTERESTS OF FRANCHISEE NOW OUTSTANDING OR HEREAFTER ISSUED WILL BE ENDORSED WITH A LEGEND IN FORM APPROVED BY TUMBLEWEED RECITING THAT THE TRANSFER OF OWNERSHIP INTERESTS IN FRANCHISEE IS SUBJECT TO RESTRICTIONS CONTAINED IN THIS AGREEMENT. FRANCHISEE FURTHER REPRESENTS AND WARRANTS THAT ALL OWNERS OF FRANCHISEE AND THEIR INTERESTS THEREIN ARE COMPLETELY AND ACCURATELY LISTED IN EXHIBIT A OF THIS AGREEMENT AND THAT FRANCHISEE WILL EXECUTE SUCH REVISED EXHIBITS A AS MAY BE NECESSARY DURING THE TERM OF THIS AGREEMENT TO REFLECT ANY CHANGES IN THE INFORMATION CONTAINED THEREIN.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Agreement in            counterparts on the day and year first above written.


TUMBLEWEED, LLC                       -------------------------------------
                                      FRANCHISEE (Print Name)



By:                                   By:
   ---------------------------------     ----------------------------------
   Title:                                Title:

                                      EXHIBIT A


                              TO THE FRANCHISE AGREEMENT
                           BY AND BETWEEN TUMBLEWEED, LLC
                              AND____________________



     1. OWNERS: List the full name and mailing address of each person or entity who directly or indirectly owns an equity or voting interest in FRANCHISEE, and describe the nature of the interest.

Name:                                     Number of Shares Owned:
     ----------------------------------                          --------------
Address:                                  % of Total Shares:
        -------------------------------                     -------------------
                                          Number of Shares Owner is Entitled to
---------------------------------------   Vote:
                                               --------------------------------
---------------------------------------   Other Interest (Describe):
                                                                    -----------
---------------------------------------
                                          -------------------------------------

Name:                                     Number of Shares Owned:
     ----------------------------------                          --------------
Address:                                  % of Total Shares:
        -------------------------------                     -------------------
                                          Number of Shares Owner is Entitled to
---------------------------------------   Vote:
                                               --------------------------------
---------------------------------------   Other Interest (Describe):
                                                                    -----------
---------------------------------------
                                          -------------------------------------

Name:                                     Number of Shares Owned:
     ----------------------------------                          --------------
Address:                                  % of Total Shares:
        -------------------------------                     -------------------
                                          Number of Shares Owner is Entitled to
---------------------------------------   Vote:
                                               --------------------------------
---------------------------------------   Other Interest (Describe):
                                                                    -----------
---------------------------------------
                                          -------------------------------------

Name:                                     Number of Shares Owned:
     ----------------------------------                          --------------
Address:                                  % of Total Shares:
        -------------------------------                     -------------------
                                          Number of Shares Owner is Entitled to
---------------------------------------   Vote:
                                               --------------------------------
---------------------------------------   Other Interest (Describe):
                                                                    -----------
---------------------------------------
                                          -------------------------------------

Name:                                     Number of Shares Owned:
     ----------------------------------                          --------------
Address:                                  % of Total Shares:
        -------------------------------                     -------------------
                                          Number of Shares Owner is Entitled to
---------------------------------------   Vote:
                                               --------------------------------
---------------------------------------   Other Interest (Describe):
                                                                    -----------
---------------------------------------
                                          -------------------------------------


     2. MANAGEMENT: As required pursuant to Section 2 of this Agreement, the following Owner shall be the Operator of the Restaurant:

Name:
     ----------------------------------

     3. RESTAURANT SITE: As required by Section 2 of this Agreement, the Site for the RESTAURANT is as follows:

                   --------------------------------------------

                   --------------------------------------------

     4. SHARE STRUCTURE AND INITIAL CAPITALIZATION: As required pursuant to Section 3.B of this Agreement, FRANCHISEE and its Owners represent and warrant that the share structure and initial capitalization of FRANCHISEE is as follows:

                                   SHARE STRUCTURE

                             NUMBER                  PERCENTAGE
        OWNER               OF SHARES                OWNERSHIP



As of the date hereof, there are                      (          ) shares
authorized and there are                  (         ) shares which are issued
and outstanding.  There are no other authorized classes of shares.

                                INITIAL CAPITALIZATION





     5. FRANCHISEE and each of the Guarantors hereby agree that each certificate for shares of FRANCHISEE now or hereafter issued will bear the following legend:

          The transfer of this stock is subject to the terms and conditions of a Franchise Agreement with TUMBLEWEED, LLC, a Kentucky corporation, dated ________________, 19___ and may not be sold, assigned, transferred, pledged, mortgaged, hypothecated, or in any way encumbered without the prior written consent of TUMBLEWEED, LLC except as set forth in such Franchise Agreement.




                                       -------------------------------
TUMBLEWEED, LLC                        FRANCHISEE (Print Name)



By:                                    By:
   ------------------------------         ------------------------------
   Title:                                 Title:
         ------------------------               ------------------------

                                      EXHIBIT B

                                 OWNER'S UNDERTAKING
                                 FRANCHISE AGREEMENT


     This Undertaking is made and executed by the undersigned as of the
day of            , 19  .  The undersigned (and each of them, if more than
one) ("OWNER") has an interest in
 , a                     ("FRANCHISEE").  FRANCHISEE is the developer under
that certain Tumbleweed, LLC Franchise Agreement dated as of
     , 19     (the "Franchise Agreement") with Tumbleweed, LLC, a Kentucky limited liability company ("TUMBLEWEED"). This Undertaking is hereby incorporated and made a part of the Franchise Agreement and will be attached thereto.

     1. ACKNOWLEDGMENTS. Owner acknowledges and agrees that TUMBLEWEED has entered into the Franchise Agreement with FRANCHISEE on the condition that each Owner of FRANCHISEE (as defined in the Franchise Agreement) and their spouse be personally obligated and jointly and severally liable with FRANCHISEE (and with each other Owner of FRANCHISEE) for the performance of each and every obligation of FRANCHISEE (and its Owners) under the Franchise Agreement, any amendments or modifications to the Franchise Agreement, any extensions of or successors to the Franchise Agreement, and under each and every agreement ancillary thereto that has been or hereafter may be entered by FRANCHISEE with TUMBLEWEED (all such agreements are collectively referred to herein as the "Franchise Agreements"). OWNER also acknowledges and agrees that TUMBLEWEED has entered into the Franchise Agreements on the condition that each Owner and their spouse agree to certain restrictions with respect to Confidential Information (defined below) and interests in Competitive Businesses (defined below.)

     2. OWNER'S REPRESENTATIONS AND ASSUMPTION OF LIABILITY. In consideration of and as an inducement to the execution of the Franchise Agreements by TUMBLEWEED, Owner hereby personally and unconditionally:

          (a) represents and warrants to TUMBLEWEED that Exhibit A to the Franchise Agreement is accurate and complete;

          (b) represents, warrants and guarantees to TUMBLEWEED and its successors and assigns, that FRANCHISEE will punctually pay and perform each and every undertaking, agreement, and covenant set forth in any of the Franchise Agreements;

          (c) agrees to promptly notify TUMBLEWEED if Owner becomes aware of any change in any Owner of TUMBLEWEED; and

          (d) agrees to be personally bound by, and personally liable for the breach of, each and every provision in the Franchise Agreement and each and every provision in any other Franchise Agreements, as if OWNER were the FRANCHISEE thereunder.

     3.   WAIVERS BY OWNER.  OWNER hereby waives:

          (a) acceptance and notice of acceptance by TUMBLEWEED of the foregoing undertakings;

          (b) notice of demand for payment of any indebtedness or nonperformance by FRANCHISEE of any obligations guaranteed by OWNER;

          (c) protest and notice of default to any party with respect to the indebtedness or nonperformance of any obligations of FRANCHISEE guaranteed by OWNER;

          (d) any right OWNER may have to require that an action be brought against FRANCHISEE or any other person as a condition of liability; and

          (e) any and all other notices and legal or equitable defenses to which OWNER may be entitled.

     4. FURTHER AGREEMENTS AND UNDERSTANDINGS. OWNER hereby consents and agrees that:

          (a) OWNER's direct and immediate liability under this Owner's Undertaking is joint and several with FRANCHISEE and each other Owner of FRANCHISEE;

          (b) OWNER agrees to render any payment or performance required under the Franchise Agreements upon demand if FRANCHISEE fails or refuses punctually to do so;

          (c) OWNER's liability hereunder is not contingent or conditioned upon pursuit by TUMBLEWEED of any remedies against FRANCHISEE or any other person;

          (d) this Undertaking will continue in full force and effect for and as to any extension of or modification or amendment to any of the Franchise Agreements notwithstanding the transfer of any interest in any of the Franchise Agreements or FRANCHISEE, and OWNER waives notice of any and all such extensions, modifications, amendments, or transfers;

          (e) OWNER'S liability hereunder is not diminished, relieved or otherwise affected by any extension of time, credit or other indulgence, or any waiver which TUMBLEWEED may from time to time grant to FRANCHISEE or to any other person, including without limitation, the acceptance of any partial payment or performance, or the compromise or release of any claims (including the release of other
     Owners or guarantors), or the taking of any action by TUMBLEWEED which may have the effect of increasing the obligations of OWNER, none of which in any way modifies or amend this Undertaking, which will be continuing and irrevocable during the term of the Franchise Agreement and so long as any performance is or may be owed under any of the Franchise Agreements by FRANCHISEE or its Owners and so long as TUMBLEWEED may have any cause of action against FRANCHISEE or its Owners; and

          (f) OWNER expressly waives any claim or other right which OWNER (or any of them) may now have or hereafter acquire against FRANCHISEE, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification or any right to participate in any claim or remedy of TUMBLEWEED against FRANCHISEE, whether or not such claim, right or remedy arises in equity or under contract, statute or common law.

     5. PROTECTION OF CONFIDENTIAL INFORMATION. OWNER acknowledges and agrees that the use or duplication of the Confidential Information in any other business would be detrimental to TUMBLEWEED and FRANCHISEE and would constitute unfair competition with TUMBLEWEED and other TUMBLEWEED Restaurant developers and franchisees. OWNER acknowledges and agrees that the Confidential Information is confidential to and a valuable asset of TUMBLEWEED, is proprietary, includes trade secrets of TUMBLEWEED and will be disclosed to FRANCHISEE solely on the condition that OWNER agrees, and OWNER hereby does agree, that OWNER: (1) will not use the Confidential Information in any other business or capacity; (2) will forever maintain the absolute confidentiality of the Confidential Information; (3) will not make unauthorized copies of any portion of the Confidential Information disclosed in written or other tangible form; and (4) will follow all reasonable procedures prescribed from time to time by TUMBLEWEED and FRANCHISEE to prevent unauthorized use or disclosure of or access to the Confidential Information. Notwithstanding the foregoing, nothing herein shall prevent OWNER from continuing to use, after termination of this Agreement, any portion of the Confidential Information that has become generally known or easily accessible, other than by a breach of any obligation of confidentiality to TUMBLEWEED or FRANCHISEE.

     6. RESTRICTIVE COVENANT DURING THE TERM OF THE FRANCHISE AGREEMENTS. OWNER acknowledges and agrees that TUMBLEWEED would be unable to protect the Confidential Information against unauthorized use or disclosure and would be unable to encourage a free exchange of ideas and information among TUMBLEWEED Restaurants, if persons or entities authorized to use the Confidential Information were permitted to engage in, hold interests in (other than passive interests) or perform services for a Competitive Business. OWNER therefore agrees that during the term of the Franchise Agreements and so long as OWNER is either a Owner, employee, officer or director of FRANCHISEE, OWNER shall not directly or indirectly:

          (a) have any interest as a disclosed or beneficial owner in any Competitive Business (this restriction shall not be applicable to the ownership of shares of a class of securities listed on the stock exchange or traded on the over-the-counter market that represents less than three percent (3%) of the number of shares of that class of securities issued and outstanding);

          (b) perform services as a director, officer, manager, employee, consultant, representative, agent, or otherwise for any Competitive Business; or

          (c) employ or seek to employ any person who is employed by TUMBLEWEED, is Affiliates or by any other developer or franchise owner of TUMBLEWEED Restaurants, nor induce nor attempt to induce any such person to leave said employment without the prior written consent of such person's employer.

     Nothing in this Agreement shall preclude OWNER from acquiring ownership of shares in a business which is not a Competitive Business.

     7. RESTRICTIVE COVENANT UPON TRANSFER, TERMINATION OR EXPIRATION OF THE FRANCHISE AGREEMENTS. Upon the first to occur of: (a) termination or expiration of the Franchise Agreements or (b) the date as of which OWNER is neither an owner, employee, officer or director of FRANCHISEE, OWNER agrees that OWNER will not have any interest as a disclosed or beneficial owner in or perform services as a director, officer, manager, employee consultant representative, agent or otherwise for any Competitive Business located or operating within a ten (10) mile radius of any TUMBLEWEED Restaurant in operation or under construction in the Exclusive Area or any other TUMBLEWEED Restaurant for a period of two (2) years, commencing on the date of the applicable event described in clauses (a) and (b) above. OWNER further agrees not to employ or seek to employ, any person who is employed by TUMBLEWEED, its Affiliates or any developer or franchise owner of TUMBLEWEED, nor induce or attempt to induce any such person to leave said employment without the prior written consent of such person's employer.

     8. DEFINITIONS. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Franchise Agreement.

     9. SURRENDER OF DOCUMENTS. OWNER agrees that, as of the effective date on which OWNER ceases to be an Owner of FRANCHISEE, OWNER shall immediately cease to use the Confidential Information disclosed to or otherwise learned or acquired by OWNER, and will promptly return to FRANCHISEE (or TUMBLEWEED if directed by TUMBLEWEED) all copies of the Confidential Information loaned or made available to OWNER.

     10. BENEFIT. This Agreement is executed for the expressed benefit of TUMBLEWEED and FRANCHISEE and shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

     11. INTERPRETATION AND ENFORCEMENT. OWNER agrees and acknowledges that the interpretation and enforcement of this Owner's Undertaking shall be governed by the provisions of Sections 14 and 15 of the Franchise Agreement.

     IN WITNESS WHEREOF, the parties have executed this Owner's Undertaking as of the day and year first above written.

                                        Print Name of OWNER below:


ACCEPTED:                               --------------------------------------


------------------------------------    Signature of OWNER:
FRANCHISEE
By:
   ---------------------------------
Title:
      ------------------------------
                                        --------------------------------------


                                        Print Name of Spouse of OWNER below:
TUMBLEWEED, LLC


                                        --------------------------------------
By:
   ----------------------------------
Title:
      -------------------------------

                                        Signature of Spouse of OWNER:


                                        --------------------------------------

                                     EXHIBIT C

                             CONFIDENTIALITY AGREEMENT


     THIS AGREEMENT is made and entered into as of this      day of among
TUMBLEWEED, LLC, a Kentucky limited liability company, ("COMPANY")
                      , ("FRANCHISEE"), and             a resident of
    ("EMPLOYEE").

                                      RECITALS

     (a)  Pursuant to the terms of a Franchise Agreement between COMPANY and
FRANCHISEE dated             , 19__ (the "Franchise Agreement"), COMPANY has
granted to FRANCHISEE the right to own and operate a TUMBLEWEED Restaurant
(the "RESTAURANT") at                 (the "Premises") (all capitalized terms
not defined herein shall have the respective meanings set forth in the Franchise Agreement);

     (b) EMPLOYEE is an employee of FRANCHISEE who will have access to some or all of the Confidential Information (as defined below) in connection with the operation of the RESTAURANT at the Premises;

     (c) In consideration of the grant of the franchise for the RESTAURANT to FRANCHISEE and the employment of EMPLOYEE, as a condition precedent to allowing EMPLOYEE to have access to the Confidential Information, and as a material term of the Franchise Agreement necessary to protect TUMBLEWEED's ownership interest in and FRANCHISEE'S right to use the Confidential Information, COMPANY and FRANCHISEE require that EMPLOYEE enter into this Agreement; and

     (d) In consideration of the grant of the franchise for the RESTAURANT to FRANCHISEE and to avoid a material breach thereof, as the case may be, COMPANY, FRANCHISEE and EMPLOYEE desire to enter into this Agreement; and

     (e) Due to the nature of COMPANY's business, any use or disclosure of the Confidential Information other than in accordance with this Agreement will cause COMPANY and FRANCHISEE substantial harm.


                                     AGREEMENT

     NOW, THEREFORE, in consideration of the grant of the franchise for the RESTAURANT to FRANCHISEE and/or to prevent COMPANY from declaring a material breach thereunder, and in consideration of the covenants and mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     (1) RECITALS. The recitals set forth above shall be deemed to be incorporated herein as if fully set forth in this Agreement, and this Agreement shall be interpreted in light of such recitals.

     (2) DEFINITION OF CONFIDENTIAL INFORMATION. As used herein, the term "Confidential Information" shall mean certain confidential and proprietary information and trade secrets consisting of the following categories of information, methods, techniques, procedures and knowledge developed or to be developed or acquired by COMPANY, and its franchisees relating to the operation of TUMBLEWEED restaurants (the "Confidential Information"), including, without limitation: (1) methods, techniques, equipment, specifications, recipes, ingredients, standards, policies, procedures, information, concepts, systems relating to and knowledge of and experience in the development, operation, and franchising of TUMBLEWEED Restaurants and the TUMBLEWEED System; (2) marketing and promotional programs for TUMBLEWEED Restaurants; (3) knowledge of specifications for and suppliers of certain Products, ingredients, materials, equipment and fixtures for TUMBLEWEED Restaurants or, for TUMBLEWEED's commissary operations; (4) the Manual; (5) information concerning Product sales, operating results, financial performance, consumer preferences, inventory requirements for Products, materials and supplies and other financial data of TUMBLEWEED Restaurants; and (6) customer lists and Product sales of the RESTAURANT.

     (3) PROTECTION OF CONFIDENTIAL INFORMATION. COMPANY will disclose to FRANCHISEE certain Confidential Information pursuant to the Franchise Agreement. EMPLOYEE acknowledges and agrees that EMPLOYEE will not acquire any interest in or right to use the Confidential Information, except the right to use it strictly in accordance with the Franchise Agreement, and that the use or duplication of the Confidential Information in any other business would be detrimental to COMPANY and would constitute unfair competition with COMPANY and other TUMBLEWEED restaurant franchisees. EMPLOYEE acknowledges and agrees that the Confidential Information is a valuable asset of COMPANY, is proprietary, includes trade secrets of COMPANY and is disclosed to EMPLOYEE by FRANCHISEE solely on the condition that EMPLOYEE agrees, and EMPLOYEE hereby does agree, that EMPLOYEE: (1) will not use the Confidential Information in any other business or capacity; (2) will forever maintain the absolute confidentiality of the Confidential Information during and after the term of the Franchise Agreement; (3) will not make unauthorized copies of any portion of the Confidential Information disclosed in written form; and (4) will follow all reasonable procedures prescribed from time to time by COMPANY and FRANCHISEE to prevent unauthorized use or disclosure of or access to the Confidential Information. Nothing contained herein shall be construed to prohibit EMPLOYEE from using the Confidential Information in connection with the operation of a TUMBLEWEED restaurant (other than the RESTAURANT) pursuant to a franchise agreement with COMPANY. EMPLOYEE agrees to disclose to COMPANY all ideas, concepts, methods, techniques and products relating to the development and operation of TUMBLEWEED restaurants conceived or developed by EMPLOYEE during the term of this Agreement, and COMPANY shall have a perpetual, non-exclusive and worldwide right to incorporate same in the TUMBLEWEED system for use in all TUMBLEWEED restaurants operated by COMPANY and its franchisees. COMPANY shall have no obligation to make any payment to EMPLOYEE with respect to any idea, concept, method, technique or product developed or suggested by EMPLOYEE and incorporated by COMPANY in the TUMBLEWEED system. EMPLOYEE agrees that EMPLOYEE will not use any such concept, method, technique or product in the operation of the RESTAURANT without obtaining COMPANY's prior written approval.

     (4) SURRENDER OF DOCUMENTS. EMPLOYEE agrees that, as of the effective date of the earlier of (a) a termination or expiration of the Franchise Agreement, or (b) the termination by EMPLOYEE or FRANCHISEE of EMPLOYEE's employment, EMPLOYEE shall immediately cease to use the Confidential Information disclosed to or otherwise learned or acquired by EMPLOYEE and return to FRANCHISEE (or COMPANY if directed by COMPANY) all copies of the Confidential Information loaned or made available to EMPLOYEE.

     (5) WAIVER. Failure to insist upon strict compliance with any of the terms, covenants or conditions in this Agreement shall not be deemed a waiver of such term, covenant or condition, nor shall any waiver or relinquishment of any right or remedy under this Agreement at any one or more times be deemed a waiver or relinquishment of such right or remedy at any other time or times.

     (6) RIGHTS OF PARTIES ARE CUMULATIVE. The rights of the parties are cumulative and no exercise or enforcement by a party of any right or remedy under this Agreement shall preclude the exercise or enforcement by such party of any other right or remedy under this Agreement or which it is entitled by law to enforce.

     (7) BENEFIT. This Agreement shall inure to the benefit of and be binding upon the parties to this Agreement and their respective heirs, successors and assigns.

     (8) ENTIRE AGREEMENT. This Agreement contains the entire agreement among the parties with respect to the subject matter addressed in this Agreement and all prior negotiations, agreements and understanding are merged this Agreement. This Agreement may not be modified or rescinded except by a written agreement to such effect signed by the party against whom enforcement is sought.

     (9) GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the internal laws of the state of Kentucky, except that its choice of law and conflict of law rules shall not apply.

     (10) COUNTERPARTS. This Agreement may be executed in counterparts, each of which will be deemed an original.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above but actually on the dates set forth below.


Print name of EMPLOYEE below:           TUMBLEWEED, LLC

                                        By:
------------------------------------       ----------------------------------

                                        Title:
                                              -------------------------------

                                        Date:
                                             --------------------------------



Signature of EMPLOYEE:                  FRANCHISEE:

                                        By:
------------------------------------       ----------------------------------

                                        Title:
                                              -------------------------------

                                        Date:
                                             --------------------------------

                                      EXHIBIT D
                      TO THE FRANCHISE AGREEMENT BY AND BETWEEN
                                   TUMBLEWEED, LLC
                      AND _____________________________________
                           DATED _________________________

                   AUTHORIZATION AGREEMENT FOR PREARRANGED PAYMENTS
                                   (DIRECT DEBITS)

                          (Name of Person or Legal Entity)(ID Number)

The undersigned depositor ("DEPOSITOR") hereby authorizes Tumbleweed, LLC ("TUMBLEWEED") to initiate debit entries and/or credit correction entries to the undersigned's checking and/or savings account(s) indicated below and the depository designated below ("DEPOSITORY") to debit such account pursuant to TUMBLEWEED's instructions.

-----------------------------------    --------------------------------------
DEPOSITORY                                           Branch

---------------------     -------------     ---------------------------------
City                      State
                          Zip Code

--------------------------        -------------------------------------------
Bank Transit/ABA Number

                              Account Number

-----------------------------------------------------------------------------
This authority is to remain in full and force and effect until DEPOSITORY has received joint written notification from TUMBLEWEED and DEPOSITOR of the DEPOSITOR's termination of such authority in such time and in such manner as to afford DEPOSITORY a reasonable opportunity to act on it. Notwithstanding the foregoing, DEPOSITORY shall provide TUMBLEWEED and DEPOSITOR with thirty
(30) days' prior written notice of the termination of this authority. If an erroneous debit entry is initiated to DEPOSITOR's account, DEPOSITOR shall have the right to have the amount of such entry credited to such account by DEPOSITORY, if (a) within fifteen (15) calendar days following the date on which DEPOSITORY sent to DEPOSITOR a statement of account or a written notice pertaining to such entry or (b) forty-five (45) days after posting, which ever occurs first, DEPOSITOR shall have sent to DEPOSITORY a written notice identifying such entry, stating that such entry was in error and requesting DEPOSITORY to credit the amount thereof to such account. These rights are in addition to any rights DEPOSITOR may have under federal and state banking laws.

--------------------------------------  -------------------------------------
DEPOSITOR                               DEPOSITORY

By:                                     By:
   -----------------------------------     ----------------------------------

   Title:                                  Title:
         -----------------------------            ---------------------------

--------------------------------------  -------------------------------------
Date:                                   Date:


                                    D-2